UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08549

Oak Associates Funds

(Exact name of registrant as specified in charter)

3875 Embassy Parkway, Suite 250

Akron, Ohio 44333

(Address of principal executive offices) (Zip code)

Charles A. Kiraly

3875 Embassy Parkway, Suite 250

Akron, Ohio 44333

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-462-5386

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically by contacting the Fund at 1-888-462-5386 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-462-5386. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

Oak Investment Philosophy

Oak Associates, ltd., advisor to the Oak Associates Funds, has been managing concentrated, low-turnover portfolios for over 30 years.

We appreciate the many long-term shareholders who invest alongside us in the Oak Associates Funds. Oak Associates employees, as well as their friends and families, maintain significant investments in the Funds. As fellow shareholders, we have a vested interest in ensuring that the highest standards are maintained and that the portfolios are positioned for future growth. Here is our approach to investing.

Long-term focus

To us, the appeal of an investment is driven by the long-term fundamentals of the company and its opportunity set, rather than short-term trading factors. We believe that this long-term mindset is increasingly valuable in today’s short-term oriented market.

Concentrated portfolios

We construct our portfolios with our best ideas, which means that our favorite stock ideas aren’t diluted by investments in less-favored positions. Academic studies have shown that managers gave up performance because they failed to concentrate in their best ideas. Concentration takes discipline, conviction and experience. We continue to adhere to a strategy of concentrated portfolios.

Low turnover

When we invest in a company, we do so with the intention of holding that stock for several years, not a few quarters. Low turnover can have the effect of minimizing trading costs as well as tempering the natural human instinct to act upon every data point.

Independent thinking

Being a good investor often requires not doing what the rest of the market is doing. While it’s difficult to go against the crowd – because as humans we are physiologically wired to herd – we believe that long-term outperformance requires it. One benefit of being located in Akron, Ohio (aside from being a great place to live), is that we are removed from the financial centers in other areas of the country, minimizing our chances of being swept up by the herd mentality. We value independent thinking and believe it is beneficial to our investment perspective.

The value of a Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Due to a limited number of underlying investments, funds that invest a signification portion of their assets in particular industry sectors or concentrated funds that focus on a particular industry or group of industries are more susceptible to the price movements of any one holding or industry and thus are generally more volatile than a portfolio invested in a wider variety of industries or industry sectors.

TABLE of CONTENTS

Shareholder Letter	1
Performance Update	5
White Oak Select Growth Fund	5
Pin Oak Equity Fund	7
Rock Oak Core Growth Fund	9
River Oak Discovery Fund	11
Red Oak Technology Select Fund	13
Black Oak Emerging Technology Fund	15
Live Oak Health Sciences Fund	17
Important Disclosures	19
Disclosure of Fund Expenses	21
Financial Statements
Schedules of Investments	23
Statements of Assets & Liabilities	43
Statements of Operations	45
Statements of Changes in Net Assets	47
Financial Highlights	53
Notes to Financial Statements	57
Additional Information	70

Shareholder Letter

November 20, 2019

Dear Fellow Shareholders:

US equities endured a variety of issues over the past fiscal year but produced strong gains overall nonetheless. Following a sharp correction and recovery in the fourth quarter of 2018, stocks weathered intermittent trade war rhetoric volatility, a vilification of the healthcare industry, and international market instability (including the Brexit debacle) to defy cautious expectations and deliver double digit returns. This was achieved with a little help from the Federal Reserve (the “Fed”). Remaining focused on the long-term, rather than being reactive to temporary volatility, has benefited our investors.

During the past fiscal year, the Fed shifted course from raising rates for the purpose of re-arming its monetary toolkit, to cutting rates to counter the uncertainty the trade war with China was having on the US economy. Despite record low unemployment levels, an absence of inflation, and all-time high equity prices, the Fed acted to support the economy and, in doing so, confirmed that it views the trade war as a significant economic risk.

For much of the past year, reported progress toward a new trade agreement with China, or the lack thereof, drove the short-term oscillations of the stock market. News of escalating tariffs inevitably led to equity market weakness while reports of progress towards a deal, or even additional talks, rallied the market. Outside of this volatility, anecdotal evidence has arisen that the trade war has led to capital investment paralysis. Given the importance of business confidence and capital expenditure, the Fed felt it necessary to provide support through the use of monetary policy. Lowering interest rates has the incremental benefit of reducing mortgage rates, as well as stimulating the housing market and new home sales.

In addition to the tax that tariffs impose on consumers, the more dangerous impact of the trade war would be a revamping of the financial benefits of globalization. A significant portion of the global economy depends on access to low-cost labor, billions of new consumers, raw materials, and a smooth global supply chain. Some adjustments to the trade modus operandi are needed, but strict limitations which might restrict access to consumers, depress international trading of various goods, or interrupt the global supply chain would be highly detrimental to the global economy. This remains an important issue to monitor.

In 2019, a narrowing of leadership occurred as stocks rose to record levels. When economic prospects narrow, this tends to benefit growth companies, as investors seek out those rare businesses that can grow earnings despite tougher conditions. Strength developed in traditionally more defensive industries as uncertainty over the trade war persisted. The top two performing sectors in the S&P 500 Index during the fiscal year were Real Estate and Utilities. Semiconductor companies also performed very well, climbing the wall of worry over their exposure to manufacturing operations in China and posting impressive returns.

One traditionally defensive area that struggled in 2019 was healthcare stocks. Midyear the industry was overshadowed by increasing regulatory scrutiny from Washington due to its pricing practices and transparency. The role the industry played in enabling the opioid epidemic also took center stage in March and has yet to be decided. Coverage of “Medicare-for-all” heading into the 2020 political cycle added shade on the industry. For long-term investors, however, these concerns likely create a solid entry point. Previous attempts to restructure the healthcare industry, such as HillaryCare or ObamaCare, were attractive buying opportunities.

1	Annual Report | October 31, 2019

Shareholder Letter

Heading into the fiscal year end, the resolution of Brexit dominated the European equity markets. Despite its conclusion still being uncertain, it does appear that the worst case scenario of a no-deal Brexit has been minimized. After over three years of uncertainty, upcoming U.K. elections in December 2019 and yet another Brexit deadline in early 2020 will hopefully put the issue behind Britain and the EU.

Looking into 2020, the stock market actually does a good job in the long-term at overlooking rhetoric and focusing on the underlying economy. Progress towards establishing a healthier trade relationship with China would be beneficial for stock prices and valuation multiples. The upcoming Presidential election cycle could add short-term volatility, but again, the market understands that sweeping changes to major industries are a lot easier said than done. Whether the next year will see a recession still isn’t clear. The bond market flashed its recession warning when the yield curve inverted in early 2019, then again in August. That being said, the fact that the economy will at some point experience a recession isn’t a surprise.

Stocks have enjoyed a very long and fruitful bull market following the sub-prime crisis of 2008/2009. And while this seems like an unusually long bull market run, there have been several 20% corrections along the way and the excesses that occur towards the end of bull markets have yet to develop. Indeed, the fact that the economic expansion has actually been one of the slowest economic recoveries has helped extend the life of this bull cycle. Put simply, low and slow created a healthy and stable market cycle.

Thank you for your investment in the Oak Associates Funds.

Best regards,

Robert Stimpson, CFA
Co-Chief Investment Officer & Portfolio Manager

All investing involves risk. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an Investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Visit www.oakfunds.com/Funds/Performance.aspx for standardized performance, including performance data current to the most recent month-end. The commentary above and later where it appears in this report, is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

1-888-462-5386 | www.oakfunds.com	2

HIGHLIGHTS from the 2019 FISCAL YEAR

October 31, 2018 to October 31, 2019 (Unaudited)

February 2019

Red Oak Technology Select appeared in a Citywire story featuring top-performing technology managers for three years through December 31. “A-Ok computer: 10 top tech managers: PMs with tried-and-true investment approaches have delivered steady outperformance from technology stocks,” by Robert St. George. February 13, 2019.

March 2019

In the annual funds review in the March issue of Kiplinger’s Personal Finance, Pin Oak Equity ranked as the tenth best-performing large-company stock fund for 10 years through December 31, 2018, according to Morningstar, and Red Oak Technology Select as a top-10 sector fund for three, five and 10 years. “A Tough Year for Investors: U.S. markets fared better than overseas counterparts,” by Nellie Huang. March 1, 2019.

Mutual Fund Observer ranked Red Oak Technology Select among Sector Equity funds with top quintile absolute and risk-adjusted returns versus peers in the period from March 2009 through January 2019. March 1, 2019.

Lipper Fund Awards 2019 - Oak Associates Funds was honored with a 2019 Lipper Fund Award from Refinitiv for Best Science & Technology Fund and Best Multi-Cap Core Fund, both over ten years, based on strong risk-adjusted performance relative to peers. For the third year in a row, Lipper recognized Red Oak Technology Select for its Consistently Strong Risk-Adjusted Performance for 10 years as of 11/30/2018 among 99 Science and Technology Funds at the Lipper Awards Ceremony on March 7, 2019. Pin Oak Equity was also recognized for its Consistently Strong Risk-Adjusted Performance for 10 years as of 11/30/2018 among 375 Multi-Cap Core Funds.

HIGHLIGHTS from the 2019 FISCAL YEAR

October 31, 2018 to October 31, 2019 (Unaudited)

April 2019

White Oak profiled in an article from Investor’s Business Daily, “White Oak Select Growth Mutual Fund Outperforms by Thinking Outside the Box,” by Paul Katzeff. Highlights included, “Looking for one of the top mutual funds? Managers of the $379 million White Oak Select Growth Fund try hard to think outside the Wall Street box. And that’s led their fund to outperformance.” April 22, 2019.

October, 2019	Red Oak Technology Select featured in the Zacks Investment Research article, “Is Red Oak Technology Select (ROGSX) a Strong Mutual Fund Pick Right Now?” October 3, 2019.

READ MORE AT WWW.OAKFUNDS.COM

White Oak Select Growth Fund

James D. Oelschlager Co-Chief Investment Officer & Portfolio Manager

Robert D. Stimpson, CFA Co-Chief Investment Officer & Portfolio Manager

Jeffrey B. Travis, CFA Portfolio Manager

White Oak Select Growth Fund (“the Fund”) gained 10.66% for the fiscal year ended October 31, 2019, while the S&P 500 Index gained 14.33% and the Lipper Large-Cap Growth Funds Average gained 15.73%. Over the last ten years, the Fund has an average gain of 12.69% per year.

After persistently raising interest rates for nearly 3 years, in July 2019 the Federal Reserve reversed course and lowered rates, likely in a move to lessen the economic impact created by the trade war uncertainty. While the prospect of tariffs on imported goods is a drag on economic growth, for now, the impact has been measured. Unemployment rates in the US remain at historically low levels of less than 4% and inflation has yet to develop. Growth has slowed, but a slow and steady pace without inflation is still a favorable environment for stocks.

The White Oak Fund’s sector exposure drove the return differential versus the S&P 500 Index. Financial stocks, which are a large allocation for the Portfolio, tend to benefit from higher interest rates and therefore underperformed after the Fed decided to reverse course and lower rates. Healthcare stocks were also amongst the laggards. That sector came under intense pressure from Washington regarding its pricing transparency and role in the opioid epidemic. Concerns over how “Medicare-for-all” proposals might affect the sector became apparent during the Democratic primary contests. Technology stocks remained a bright spot for the Portfolio, as they had low expectations given their exposure to manufacturing operations in China.

Within the Fund, the best performing holdings were KLA-Tencor and Qualcomm. Both are semiconductor companies which have ridden a wave of uncertainty surrounding the impacts of tariffs on products manufactured in China. KLA-Tencor rose 89% while Qualcomm rose 33%. The Fund’s largest position is Amazon.com. The retailing giant rose 11% in the fiscal year, underperforming the broader market after having gained 44% the previous fiscal year.

Teva Pharmaceuticals was the worst performing stock in the Fund. The generic pharmaceutical company has suffered from its role in the opioids crisis as a supplier of generic pain killers. Given the uncertainty surrounding its liability and difficulty quantifying the impact, the company was sold out of the Portfolio.

Looking to 2020, a resolution to the Chinese trade dispute would be a positive for stocks. As it stands, the uncertainty of the disagreement is affecting corporations’ decisions about supply chains and investments which have been the root cause of record high profit margins. A failure to resolve the disagreement and thus avoid a large trade war could hurt equity prices. Fortunately, President Trump knows this and needs both the economy and the stock market healthy in advance of the next election cycle.

Overall, the interest rate environment remains low and corporations continue to demonstrate fiscal restraint, both of which tend to benefit shareholders. Excesses that can develop in economic expansions have yet to appear and companies continue to return capital to shareholders via dividends and buybacks.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

5	Annual Report | October 31, 2019

White Oak Select Growth Fund	Performance Update
All data below as of October 31, 2019 (Unaudited)

Fund Data
Ticker	WOGSX
Share Price	$97.79
Total Net Assets	$356.0M
Portfolio Turnover	10%

Sector Allocation^
Information Technology	27.6%
Health Care	24.6%
Financials	18.0%
Consumer Discretionary	13.3%
Communication Services	12.5%
Consumer Staples	3.7%
Cash & Other Assets	0.3%

Top 10 Holdings^
1.	Alphabet, Inc.	10.3%
2.	Amazon.com, Inc.	9.6%
3.	Cisco Systems, Inc.	7.2%
4.	KLA-Tencor Corporation	6.8%
5.	Amgen, Inc.	6.5%
6.	Charles Schwab Corporation (The)	5.0%
7.	Xilinx, Inc.	4.5%
8.	Pfizer, Inc.	4.1%
9.	Novartis AG - ADR	4.0%
10.	Chubb Ltd.	3.9%

^     Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
White Oak Select Growth Fund	10.66%	14.32%	11.30%	12.69%
S&P 500® Total Return Index[1]	14.33%	14.91%	10.78%	13.70%
Lipper Large-Cap Growth Funds Average[2]	15.73%	17.27%	11.84%	13.91%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2019): 0.93%

Gross/Net Expense Ratio (as of fiscal year end October 31, 2019): 0.95%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data. [2] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 19 and 20 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	6

Pin Oak Equity Fund

James D. Oelschlager Co-Chief Investment Officer & Portfolio Manager

Robert D. Stimpson, CFA Co-Chief Investment Officer & Portfolio Manager

Jeffrey B. Travis, CFA Portfolio Manager

Pin Oak Equity Fund (the “Fund”) gained 12.83% for the fiscal year ended October 31, 2019, while the Russell 3000® Total Return Index gained 13.49% and the Lipper Multi-Cap Core Funds Average gained 11.70%. Over the last ten years, the Fund has an average gain of 13.81% per year.

The diverse exposure in the Fund helped it to weather the past fiscal year. During the period, signs of more defensive leadership emerged. This included strength in Utilities, Real Estate and Staples, but also growth stocks whose earnings characteristics become rarer as the economy slows. This shift in leadership occurred as concerns grew over the escalating trade war with China and escalating tariffs on goods between the two nations. For this reason, it is not too surprising that the best investment sectors over the past year were domestic-focused.

During the first half of the fiscal year, the Federal Reserve was raising interest rates only to reverse course and begin to lower short-term interest rates in the fall. As financial stocks are a large overweight in the Portfolio, this hampered performance. Underexposure to Industrials also hurt performance as the trade war fueled optimism of a domestic industrial resurgence. Technology stocks were solid contributors to performance, with strength in semiconductors and financial technology companies.

Leaders during the year included media company Generac Holdings and semiconductor company KLA-Tencor. Generac rallied on the belief that the company will benefit from the trade war as well as on rising demand for generators due to aging infrastructure problems in California. Semiconductor companies were seen as most at risk of tariffs, but outperformed due to low expectations.

Laggards included Teva Pharmaceuticals, a leader last fiscal year, which has since fallen under scrutiny regarding its role in supplying generic painkillers in the opioid crisis. Global materials firm, Teck Resources, also fell due to struggling growth in emerging markets and uncertainty regarding the trade war.

Pin Oak Equity Fund remains well diversified across industries and styles. The Portfolio’s current composition is large-cap, with a tilt to a more conservative positioning. While the current trade war will get resolved eventually, its uncertainty, as well as the recession warning flashed by an inverting yield curve, supports a more cautious approach.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

7	Annual Report | October 31, 2019

Pin Oak Equity Fund	Performance Update
All data below as of October 31, 2019 (Unaudited)

Fund Data
Ticker	POGSX
Share Price	$72.63
Total Net Assets	$235.1M
Portfolio Turnover	10%

Sector Allocation^
Financials	23.7%
Health Care	20.0%
Information Technology	19.9%
Consumer Discretionary	12.4%
Communication Services	12.0%
Energy	6.4%
Consumer Staples	4.7%
Industrials	0.2%
Cash & Other Assets	0.7%

Top 10 Holdings^
1.	Alphabet, Inc.	8.6%
2.	KLA-Tencor Corporation	6.3%
3.	GlaxoSmithKline plc - ADR	5.1%
4.	Paychex, Inc.	4.8%
5.	PepsiCo, Inc.	4.7%
6.	Valero Energy Corporation	4.6%
7.	Charles Schwab Corporation (The)	4.4%
8.	Bank of New York Mellon Corporation (The)	4.4%
9.	Capital One Financial Corporation	3.9%
10.	Amazon.com, Inc.	3.9%

^     Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Pin Oak Equity Fund	12.83%	13.29%	10.38%	13.81%
Russell 3000® Total Return Index[1]	13.49%	14.47%	10.31%	13.62%
Lipper Multi-Cap Core Funds Average[2]	11.70%	12.40%	8.14%	11.67%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2019): 0.95%

Gross/Net Expense Ratio (as of fiscal year end October 31, 2019): 0.96%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Russell Investments is the source and owner of the Russell Index data. [2] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 19 and 20 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	8

Rock Oak Core Growth Fund

James D. Oelschlager Co-Chief Investment Officer & Portfolio Manager

Robert D. Stimpson, CFA Co-Chief Investment Officer & Portfolio Manager

Jeffrey B. Travis, CFA Portfolio Manager

Rock Oak Core Growth Fund (“the Fund”) declined 1.34% for the fiscal year ended October 31, 2019, while the S&P 500 Index gained 14.33% and the Lipper Multi-Cap Growth Funds Average gained 14.18%. Over the last ten years, the Fund has an average gain of 10.56% per year.

US equity market performance in 2019 was in large part driven by large-cap growth companies within the Information Technology and Communication Services sectors of the economy despite the on-going trade discord between the US and China. Investors gravitated towards larger-cap, stable business models with a solid secular runway for earnings growth and grew increasingly comfortable with trade tensions as quarterly earnings results topped lowered expectations – especially as the Federal Reserve shifted to a more accommodative interest rate policy on the heels of softening macro-economic indicators.

During the fiscal year, the Federal Reserve rapidly lowered the Fed Funds rates by 75 basis points to 1.75%, after steadily increasing it to 2.50% in December of 2018, the highest level in a decade. The more accommodative policy stemmed from a fairly rapid softening of industrial production indicators as trade tensions escalated, coupled with consumer price and capital spending moderation. Positively, the US remained near full employment, with the unemployment rate hitting 3.6% at fiscal year-end, near a 50-year low; further evidence that the economy remains stable heading into 2020.

From an allocation perspective the largest portfolio sector weightings during the year were Information Technology, Healthcare and Communication Services, making up almost 3/4 of the portfolio. The largest sector overweight was Information Technology at 36%, with Industrials the largest underweight. Consumer Discretionary provided the greatest contribution to performance (+2%), closely followed by favorable exposure to Financials (+1%). That said, gains were more than offset by underwhelming performance within Communication Services and Healthcare.

The Fund’s best performing stock was KLA Corp., which rose 80%. The process control equipment manufacturer benefited from new product introductions within its Foundry & Logic business, and the growing proliferation of Extreme Ultra Violet tools (EUV). Seagate Technology was the Fund’s second best performer, up roughly 52%. The storage network company benefited from growth in cloud datacenters as well a new technology offerings in mass capacity drives (hyper-scale demand).

The Fund’s largest laggard was IT service provider DXC Technology, which fell 61% despite attractive valuation levels. The company’s stock suffered from ongoing weakness within its legacy technology offering, more than offsetting improved results in its digital offering and higher operational efficiencies.

Going forward, the Fund remains focused on companies with solid fundamentals that trade at reasonable valuations and which demonstrate high commitment to shareholder value creation.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

9	Annual Report | October 31, 2019

Rock Oak Core Growth Fund	Performance Update
All data below as of October 31, 2019 (Unaudited)

Fund Data
Ticker	RCKSX
Share Price	$16.70
Total Net Assets	$11.9M
Portfolio Turnover	16%

Sector Allocation^
Information Technology	34.4%
Health Care	20.8%
Consumer Discretionary	15.3%
Communication Services	12.5%
Financials	8.0%
Energy	3.5%
Consumer Staples	3.3%
Cash & Other Assets	2.2%

Top 10 Holdings^
1.	KLA-Tencor Corporation	5.9%
2.	TAL Education Group - ADR	5.7%
3.	Amazon.com, Inc.	5.6%
4.	Alphabet, Inc. - Class C	5.3%
5.	Amgen, Inc.	5.2%
6.	Tencent Holdings Ltd. - ADR	5.1%
7.	Hartford Financial Services Group, Inc. (The)	4.6%
8.	AbbVie, Inc.	4.3%
9.	Check Point Software Technologies Ltd.	4.3%
10.	Gilead Sciences, Inc.	3.9%

^     Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Rock Oak Core Growth Fund	(1.34)%	12.01%	7.00%	10.56%
S&P 500® Total Return Index[1]	14.33%	14.91%	10.78%	13.70%
Lipper Multi-Cap Growth Funds Average[2]	14.18%	16.10%	10.31%	13.59%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2019): 1.32%/1.25%
Gross/Net Expense Ratio (as of fiscal year end October 31, 2019): 1.38%/1.25%

The Adviser has contractually agreed through February 29, 2020, to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses (excluding Acquired Fund Fees and Expenses) to an annual rate of not more than 1.25% of average daily net assets. This contractual waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data. [2] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 19 and 20 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	10

River Oak Discovery Fund

James D. Oelschlager Co-Chief Investment Officer & Portfolio Manager

Robert D. Stimpson, CFA Co-Chief Investment Officer & Portfolio Manager

Jeffrey B. Travis, CFA Portfolio Manager

River Oak Discovery Fund (“the Fund”) gained 6.99% for the fiscal year ended October 31, 2019, while the Russell 2000® Growth Index gained 6.40% and the Lipper Small-Cap Growth Funds Average gained 7.83%. Over the last ten years, the Fund has an average gain of 8.64% per year.

Small-cap stocks have underperformed their large-cap brethren for some time now. Fiscal year 2019 was no different, with large-cap stocks leading the market higher. Smaller companies are more cyclical and therefore vulnerable to risks in the economy. For most of the year, the trade war between the US and China fueled uncertainty, but the inversion of the yield curve also increased the chances of a recession. While this recession signal isn’t too concerning and its timing very imprecise, more risk averse segments of the market have suffered as a result.

Confirming concerns over the effect the trade war was having on business activity, the Federal Reserve lowered interest rates mid-year. This helped improve investor sentiment, although large companies benefited disproportionately. A narrowing of economic prospects pushed investors to congregate into more growth-oriented companies, which tend to outperform as the economy slows. The ability to drive earnings and revenue growth becomes a scarce attribute as the potential for a slower expansion develops and investors reward those companies that grow revenue strongly, regardless of valuation.

The Fund’s strongest performer this fiscal year was SolarEdge Technologies. The company, which focuses on power optimization for semiconductor chips and solar panels, rose 119%. Cirrus Logic, another semiconductor company, was the second best performer, gaining 81%.

Two post-secondary education companies, American Public Education and Adtalem, were laggards. The for-profit education companies rallied in 2018 following scandals at competitors and concern over government-backed student loan growth. Both companies gave back 2018 gains due to weaker enrollment growth projections caused by tight labor markets. Fitness equipment maker Nautilus was the Fund’s worst performing stock and was sold mid-year due to its disappointing returns.

Looking to 2020, a resolution to the trade war would go a long way in reducing risk aversion in the small-cap market. So too would a reacceleration of growth due to the lower interest rate levels. The Fund is committed to seeking out niche companies with a strong commitment to creation of shareholder value.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

11	Annual Report | October 31, 2019

River Oak Discovery Fund	Performance Update
All data below as of October 31, 2019 (Unaudited)

Fund Data
Ticker	RIVSX
Share Price	$14.58
Total Net Assets	$12.5M
Portfolio Turnover	15%

Sector Allocation^
Information Technology	45.6%
Health Care	12.8%
Financials	16.6%
Consumer Discretionary	7.0%
Industrials	5.8%
Consumer Staples	5.3%
Materials	3.4%
Communication Services	0.9%
Cash & Other Assets	2.6%

Top 10 Holdings^
1.	Cirrus Logic, Inc.	5.4%
2.	Boston Beer Company, Inc. (The) - Class A	5.3%
3.	SolarEdge Technologies, Inc.	5.2%
4.	Kulicke & Soffa Industries, Inc.	4.8%
5.	Cohu, Inc.	4.6%
6.	Barrett Business Services, Inc.	4.3%
7.	Advanced Energy Industries, Inc.	4.0%
8.	KEMET Corporation	4.0%
9.	Eagle Pharmaceuticals, Inc.	3.9%
10.	Aaron’s, Inc.	3.6%

^     Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
River Oak Discovery Fund	6.99%	8.05%	5.19%	8.64%
Russell 2000® Growth Total Return Index[1]	6.40%	13.22%	8.38%	13.38%
Lipper Small-Cap Growth Funds Average[2]	7.83%	14.76%	8.97%	13.30%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2019): 1.50%/1.35%

Gross/Net Expense Ratio (as of fiscal year end October 31, 2019): 1.60%/1.35%

The Adviser has contractually agreed through February 29, 2020, to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses (excluding Acquired Fund Fees and Expenses) to an annual rate of not more than 1.35% of average daily net assets. This contractual tee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Russell Investments is the source and owner of the Russell Index data. [2] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 19 and 20 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	12

Red Oak Technology Select Fund

James D. Oelschlager Co-Chief Investment Officer & Portfolio Manager

Robert D. Stimpson, CFA Co-Chief Investment Officer & Portfolio Manager

Jeffrey B. Travis, CFA Portfolio Manager

Red Oak Technology Select Fund (the “Fund”) gained 16.92% for the fiscal year ended October 31, 2019, while the S&P 500 Equal Weight Information Technology Index gained 21.63% and the Lipper Science & Technology Funds Average gained 17.54%. Over the last ten years, the Fund has an average gain of 17.80% per year.

Technology stocks earned strong absolute returns in 2019, outperforming the overall market by a healthy margin. That said, it has been a bumpy ride. As 2018 came to a close, markets corrected significantly, driven by concerns of rising interest rates and escalating trade tensions between the US and China. The latter weighed heavily on the technology sector and the semiconductor group in particular as a significant portion of hardware assembly and semiconductor chip manufacturing takes place in that region of the world. Consequently, investors also lowered their expectations for corporate earnings for the year.

Equities rebounded quickly however, as the Federal Reserve turned accommodative in the wake of slowing economic growth, and investors anticipated a positive trade resolution. While the Fed did indeed lower rates this year, a trade agreement has proven elusive. Recently, a strategy of tackling the dispute in stages has pushed the discussion forward which has been cheered by the market and technology stocks in particular for the reasons mentioned above.

A surprisingly resilient economy has also allowed companies to report earnings stronger than the lowered expectations creating an additional tailwind for equities. Technology stocks finished the fiscal year near all-time highs as enterprises continued to spend to digitize operations and increased their use of cloud computing, generating demand for technology providers. Despite the market’s impressive returns, valuations continue to be reasonable, which should provide stable footing as we move towards next year.

The Fund’s strongest performer was semiconductor equipment maker KLA-Tencor, which rose 90% for the year. KLA-Tencor is benefiting from the strong demand for advanced semiconductors driven by end markets such as autonomous driving, artificial intelligence and 5G network builds. Computer storage manufacturer Seagate Technology and design automation software creator Synopsys were also standouts, both gaining over 50% for the fiscal year.

The Fund’s worst performing stock was DXC Technology, a provider of information technology solutions such as analytics, cloud & workload, consulting and security services. The company is expanding margins by broadening its digital offerings and integrating a recent acquisition but the pace of change has been slower than investors anticipated earlier in the year. Despite the slower pace, margins are expanding and shareholders should be rewarded in the long term by management’s efforts today.

Going forward, the Red Oak Fund will continue to pursue blue-chip technology companies with dominant market positions and favorable shareholder return metrics that are trading at attractive valuations.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

13	Annual Report | October 31, 2019

Red Oak Technology Select Fund	Performance Update
All data below as of October 31, 2019 (Unaudited)

Fund Data
Ticker	ROGSX
Share Price	$29.95
Total Net Assets	$637.0M
Portfolio Turnover	10%

Sector Allocation^
Information Technology	77.0%
Communication Services	16.6%
Consumer Discretionary	6.2%
Cash & Other Assets	0.2%

Top 10 Holdings^
1.	Alphabet, Inc.	8.8%
2.	Apple, Inc.	6.3%
3.	Microsoft Corporation	6.3%
4.	KLA-Tencor Corporation	5.7%
5.	Intel Corporation	5.0%
6.	Cisco Systems, Inc.	4.5%
7.	Facebook, Inc. - Class A	4.3%
8.	Amazon.com, Inc.	4.3%
9.	Oracle Corporation	3.8%
10.	IAC/InterActiveCorp	3.5%

^     Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Red Oak Technology Select Fund	16.92%	20.98%	17.27%	17.80%
S&P 500 Equal Weight Information Technology Index[1]	21.63%	22.03%	17.76%	18.03%
Lipper Science & Technology Funds Average[2]	17.54%	19.71%	15.19%	15.46%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2019): 0.94%

Gross/Net Expense Ratio (as of fiscal year end October 31, 2019): 0.95%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data. [2] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 19 and 20 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	14

Black Oak Emerging Technology Fund

James D. Oelschlager Co-Chief Investment Officer & Portfolio Manager

Robert D. Stimpson, CFA Co-Chief Investment Officer & Portfolio Manager

Jeffrey B. Travis, CFA Portfolio Manager

Black Oak Emerging Technology Fund (“the Fund”) gained 10.36% during the fiscal year ended October 31, 2019, while the S&P 500 Equal Weight Information Technology Index gained 21.63% and the Lipper Science & Technology Funds Average gained 17.54%. Over the last ten years, the Fund has an average gain of 11.91% per year.

Technology stocks have seen solid returns in 2019 but it has been a bumpy ride. As 2018 came to a close, markets corrected significantly driven by concerns of rising interest rates and escalating trade tensions between the US and China. The latter weighed heavily on the technology sector and the semiconductor group in particular as a significant portion of hardware assembly and semiconductor chip manufacturing takes place in that region of the world. Equities rebounded quickly off December lows, however, as the Federal Reserve turned accommodative in the wake of slowing economic growth, and investors anticipated a positive trade resolution.

When corrections occur, investors tend to move towards the perceived safety of larger, more mature companies and industries. This transition typically comes at the expense of smaller companies, particularly those operating in new and emerging areas of the economy. Given this is the Fund’s primary area of investment focus, Black Oak’s gains this year have lagged behind its larger, blue-chip brethren.

By year-end, a surprisingly resilient economy, low and stable interest rates, and a thawing of the trade war all helped push equity markets to new highs. Encouragingly, investors gradually began moving away from the relative safety of large companies and back into equities with smaller market capitalizations. This blossoming return of animal spirits allowed the Fund to outperform its peers by a considerable margin in the final months of the fiscal year. Valuations remain reasonable, as well, providing a stable foundation moving into next year.

The Fund’s strongest performer was SolarEdge Technologies, Inc. which gained over 97% for the fiscal year. SolarEdge provides solutions globally to the solar industry including power optimizers, inverters and monitoring equipment. Lam Research Corp. was also a strong performer, gaining 96%. Lam is benefiting from the strong demand for advanced semiconductors driven by end markets such as autonomous driving, artificial intelligence and 5G network builds.

The Fund’s worst performing stock was DXC Technology, a provider of information technology solutions such as analytics, cloud & workload, consulting and security services. The company is expanding margins by broadening its digital offerings and integrating a recent acquisition, but the pace of change has been slower than investors anticipated earlier in the year. Despite the slower pace, margins are expanding and shareholders should be rewarded in the long term by management’s efforts today.

Going forward, the Black Oak Fund will continue to seek opportunities within technology companies exposed to emerging niches, with solid earnings prospects, and that are trading at favorable valuations.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

15	Annual Report | October 31, 2019

Black Oak Emerging Technology Fund	Performance Update
All data below as of October 31, 2019 (Unaudited)

Fund Data
Ticker	BOGSX
Share Price	$5.27
Total Net Assets	$36.2M
Portfolio Turnover	25%

Sector Allocation^
Information Technology	84.7%
Communication Services	7.2%
Health Care	5.5%
Financials	1.3%
Cash & Other Assets	1.3%

Top 10 Holdings^
1.	Apple, Inc.	5.5%
2.	Lam Research Corporation	5.4%
3.	Cirrus Logic, Inc.	5.0%
4.	KLA-Tencor Corporation	4.3%
5.	Citrix Systems, Inc.	3.8%
6.	Illumina, Inc.	3.8%
7.	SolarEdge Technologies, Inc.	3.7%
8.	Tencent Holdings Ltd. - ADR	3.6%
9.	Fortinet, Inc.	3.6%
10.	NetApp, Inc.	3.4%

^    Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Black Oak Emerging Technology Fund	10.36%	13.07%	9.69%	11.91%
S&P 500 Equal Weight Information Technology Index[1]	21.63%	22.03%	17.76%	18.03%
Lipper Science & Technology Funds Average[2]	17.54%	19.71%	15.19%	15.46%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2019): 1.11%

Gross/Net Expense Ratio (as of fiscal year end October 31, 2019): 1.18%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data. [2] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 19 and 20 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	16

Live Oak Health Sciences Fund

James D. Oelschlager Co-Chief Investment Officer & Portfolio Manager

Robert D. Stimpson, CFA Co-Chief Investment Officer & Portfolio Manager

Jeffrey B. Travis, CFA Portfolio Manager

Live Oak Health Sciences Fund (the “Fund”) gained 2.40% for the fiscal year ended October 31, 2019, while the S&P 500 Health Care Index gained 8.63% and the Lipper Health & Biotechnology Funds Average gained 4.78%. Over the last ten years, the Fund has an average gain of 12.89% per year.

One of the major themes at play this past year was prescription drug price erosion as a result of both the prospects for higher regulation via universal healthcare legislation and President Trump’s proposal to eliminate prescription drug rebates ahead of the 2020 election cycle; questioning the industry’s long-term operating margin trajectory and earnings growth potential. Additionally, ongoing opioid litigation with major pharma companies and drug distributors served as yet another overhang on the sector.

During the year the largest sector weightings within the Fund were Pharmaceuticals, Biotech and Healthcare Services, making up roughly 2/3 of the portfolio. The largest sector overweight was Pharmaceuticals at 29%, with Healthcare Equipment the largest underweight. Biotech provided the greatest contribution to performance (+3%), followed closely by solid equity selection within Healthcare Equipment (+2%). That said, gains were partially offset by underwhelming performance within Managed Healthcare and Healthcare Services stocks.

The Fund’s best performing stock was Celgene Corp., which increased 51% as a result of Bristol-Myers $74 billion buy-out bid in early 2019, which is expected to close in early 2020. Stryker Corp. was the Fund’s second best performer. The medical device company climbed 35% on continued strong organic sales momentum across its portfolio, a solid product pipeline and a sustainable long-term strategy.

The Fund’s largest laggard was specialty pharma company Endo International, which fell 53%, followed by Mylan and Teva Pharmaceutical Industries as a result of the above mentioned opioid litigation issue and generic drug manufacturers’ price collusion allegations. Additionally, Managed Care companies, despite favorable growth profiles, improving cost efficiencies and attractive valuations, were performance detractors during the year, once again a by-product of legislative and regulatory proposals.

Looking ahead, the Fund continues to favor stable Biotechnology companies as valuations remain attractive and fundamentals solid. The Fund also remains highly focused on Pharmaceuticals as we think they offer a compelling long-term opportunity despite near-term noise. Additionally, we continue to selectively add exposure to Medical Devices, as favorable secular trends support above average growth rates longer-term.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

17	Annual Report | October 31, 2019

Live Oak Health Sciences Fund	Performance Update
All data below as of October 31, 2019 (Unaudited)

Fund Data
Ticker	LOGSX
Share Price	$18.14
Total Net Assets	$51.6M
Portfolio Turnover	23%

Sector Allocation^
Health Care	98.3%
Cash & Other Assets	1.7%

Top 10 Holdings^
1.	Amgen, Inc.	8.6%
2.	GlaxoSmithKline plc - ADR	6.5%
3.	Biogen, Inc.	6.3%
4.	Cardinal Health, Inc.	5.6%
5.	Cigna Corporation	5.2%
6.	Celgene Corporation	5.1%
7.	Medtronic plc	4.9%
8.	Waters Corporation	4.5%
9.	Novo Nordisk A/S - ADR	4.3%
10.	Sanofi - ADR	4.2%

^    Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Live Oak Health Sciences Fund	2.40%	7.86%	5.87%	12.89%
S&P 500® Health Care Index[1]	8.63%	14.02%	8.90%	15.04%
Lipper Health & Biotechnology Funds Average[2]	4.78%	12.90%	6.88%	15.29%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2019): 1.01%

Gross/Net Expense Ratio (as of fiscal year end October 31, 2019): 1.05%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

1 Standard & Poor’s is the source and owner of the S&P Index data. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 19 and 20 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	18

Important Disclosures

As of October 31, 2019 (Unaudited)

Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

Lipper, a Thomson Reuters Company, is the source and owner of the Lipper Classification data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

Lipper Health & Biotechnology Funds – Funds that invest primarily in the equity securities of domestic companies engaged in health care, medicine, and biotechnology.

Lipper Large-Cap Growth Funds – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Multi-Cap Core Funds – Funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have average characteristics compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Growth Funds – Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Science & Technology Funds – Funds that invest primarily in the equity securities of domestic companies engaged in science and technology.

Lipper Small-Cap Growth Funds – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.

NASDAQ is the source and owner of the NASDAQ Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. NASDAQ is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

Russell 2000® Growth Total Return Index – The Russell 2000® Growth Total Return Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

19	Annual Report | October 31, 2019

Important Disclosures

All data below as of October 31, 2019 (Unaudited)

Russell 3000® Total Return Index – The Russell 3000® Total Return Index measures the performance of 3,000 publicly held US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

S&P 500® Index – is a commonly-recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

S&P 500® Equal Weight Information Technology Index – The S&P 500® Equal Weight Information Technology Index is an unmanaged equal weighted version of the S&P 500® Information Technology Index that consists of the common stocks of the following industries: internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500® Index.

S&P 500® Health Care Index – The S&P 500® Health Care Index is a capitalization-weighted index that encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations. The second group consists of companies primarily involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.

S&P 500® Total Return Index – The S&P 500® Total Return Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Investment Definitions

Smart beta defines a set of investment strategies that emphasize the use of alternative index construction rules to traditional market capitalization based indices. Smart beta emphasizes capturing investment factors of market inefficiencies in a rules-based and transparent way.

Correlation is a statistic that measures the degree to which two securities move in relation to each other.

The P/E is the ratio for valuing a company that measures its current share price relative to its per-share earnings. The price-earnings ratio can be calculated as market value per share divided by earnings per share.

The KBW Bank Index is an economic index consisting of the stocks of 24 banking companies. This index serves as a benchmark of the banking sector. This index trades on the Philadelphia Stock Exchange, where it was created.

Book value of an asset is the value at which the asset is carried on a balance sheet and calculated by taking the cost of an asset minus the accumulated depreciation. Book value is also the net asset value of a company, calculated as total assets minus intangible assets and liabilities.

Free cash flow yield is an overall return evaluation ratio of a stock, which standardizes the free cash flow per share a company is expected to earn against its market price per share. The ratio is calculated by taking the free cash flow per share divided by the share price.

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Disclosure of Fund Expenses

As of October 31, 2019 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019.

Actual Expenses

The first line of the table for each Fund provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

21	Annual Report | October 31, 2019

Disclosure of Fund Expenses

As of October 31, 2019 (Unaudited)

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During Period(a)
White Oak Select Growth Fund
Actual Return	$1,000.00	$ 987.20	0.96%	$4.80
Hypothetical 5% Return	$1,000.00	$ 1,020.38	0.96%	$4.88
Pin Oak Equity Fund
Actual Return	$1,000.00	$ 1,027.60	0.96%	$4.91
Hypothetical 5% Return	$1,000.00	$ 1,020.36	0.96%	$4.89
Rock Oak Core Growth Fund
Actual Return	$1,000.00	$ 954.30	1.25%	$6.16
Hypothetical 5% Return	$1,000.00	$ 1,018.90	1.25%	$6.36
River Oak Discovery Fund
Actual Return	$1,000.00	$ 1,035.50	1.35%	$6.93
Hypothetical 5% Return	$1,000.00	$ 1,018.40	1.35%	$6.87
Red Oak Technology Select Fund
Actual Return	$1,000.00	$ 1,013.20	0.95%	$4.83
Hypothetical 5% Return	$1,000.00	$ 1,020.41	0.95%	$4.84
Black Oak Emerging Technology Fund
Actual Return	$1,000.00	$ 994.30	1.19%	$5.97
Hypothetical 5% Return	$1,000.00	$ 1,019.22	1.19%	$6.04
Live Oak Health Sciences Fund
Actual Return	$1,000.00	$ 1,087.50	1.05%	$5.55
Hypothetical 5% Return	$1,000.00	$ 1,019.89	1.05%	$5.37

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

1-888-462-5386 | www.oakfunds.com	22

White Oak Select Growth Fund	Schedule of Investments
As of October 31, 2019

	Shares	Fair Value
COMMON STOCKS — 99.72%
COMMUNICATION SERVICES — 12.51%
Interactive Media & Services — 12.51%
Alphabet, Inc. - Class A (a)	12,680	$15,961,584
Alphabet, Inc. - Class C (a)	16,495	20,785,514
Facebook, Inc. - Class A (a)	40,600	7,780,990
		44,528,088
CONSUMER DISCRETIONARY — 13.33%
Internet & Direct Marketing Retail — 9.59%
Amazon.com, Inc. (a)	19,205	34,120,755

Specialty Retail — 3.74%
Lowe’s Companies, Inc.	119,390	13,325,118

CONSUMER STAPLES — 3.70%
Beverages — 3.70%
PepsiCo, Inc.	95,965	13,163,519

FINANCIALS — 17.97%
Capital Markets — 8.03%
Charles Schwab Corporation (The)	439,100	17,875,761
State Street Corporation	162,200	10,716,554
		28,592,315
Commercial Banks — 5.41%
CIT Group, Inc. (b)	130,000	5,575,700
U.S. Bancorp	240,177	13,694,892
		19,270,592
Diversified Financial Services — 0.60%
JPMorgan Chase & Company	17,000	2,123,640

Insurance — 3.93%
Chubb Ltd.	91,890	14,005,874

HEALTH CARE — 24.63%
Biotechnology — 9.54%
Amgen, Inc.	108,000	23,031,000
Gilead Sciences, Inc.	171,385	10,918,938
		33,949,938
Health Care Equipment & Supplies — 2.81%
Alcon, Inc. (a)(b)	23,127	1,370,737
Zimmer Biomet Holdings, Inc.	62,390	8,624,170
		9,994,907

23	Annual Report | October 31, 2019

Schedule of Investments	White Oak Select Growth Fund
As of October 31, 2019

	Shares	Fair Value
Health Care Providers & Services — 4.26%
Cigna Corporation	45,606	$8,138,847
Laboratory Corporation of America Holdings (a)	42,770	7,047,213
		15,186,060
Pharmaceuticals — 8.02%
Novartis AG - ADR	160,990	14,076,966
Pfizer, Inc.	377,000	14,465,490
		28,542,456
INFORMATION TECHNOLOGY — 27.58%
Communications Equipment — 10.00%
Cisco Systems, Inc.	542,000	25,750,421
QUALCOMM, Inc.	122,300	9,837,812
		35,588,233
Internet Software & Services — 1.37%
Salesforce.com, Inc. (a)(b)	31,100	4,866,839

IT Services — 4.92%
Cognizant Technology Solutions Corporation - Class A	149,700	9,122,718
International Business Machines Corporation (IBM) (b)	62,900	8,411,617
		17,534,335
Semiconductors & Semiconductor Equipment — 11.29%
KLA-Tencor Corporation	143,980	24,338,379
Xilinx, Inc.	174,905	15,870,880
		40,209,260
TOTAL COMMON STOCKS (Cost $233,623,070)		355,001,928

1-888-462-5386 | www.oakfunds.com	24

White Oak Select Growth Fund	Schedule of Investments
As of October 31, 2019

	Shares or Principal ($)	Fair Value
SHORT-TERM INVESTMENTS — 4.88%
REPURCHASE AGREEMENTS — 0.43%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 1.50%, dated 10/31/19 and maturing 11/1/19, collateralized by U.S. Treasury Securities with rates of 1.75% and maturity dates of 11/15/2020 with a par value of $1,555,532 and a collateral value of $1,568,976.	1,538,193	$1,538,193

COLLATERAL FOR SECURITIES LOANED — 4.45%
Mount Vernon Liquid Assets Portfolio, LLC, 2.00%(c)	15,825,244	15,825,244

TOTAL SHORT-TERM INVESTMENTS (Cost $17,363,437)		17,363,437

TOTAL INVESTMENTS— 104.60% (Cost $250,986,507)		372,365,365

Liabilities in Excess of Other Assets — (4.60)%		(16,359,390)

NET ASSETS — 100.00%		$356,005,975

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $15,232,286.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2019.
ADR — American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

The accompanying notes are an integral part of the financial statements.

25	Annual Report | October 31, 2019

Schedule of Investments	Pin Oak Equity Fund
As of October 31, 2019

	Shares	Fair Value
COMMON STOCKS — 99.38%
COMMUNICATION SERVICES — 12.01%
Interactive Media & Services — 12.01%
Alphabet, Inc. - Class A (a)	4,030	$5,072,964
Alphabet, Inc. - Class C (a)	12,089	15,233,470
IAC/InterActiveCorp (a)	34,956	7,943,751
		28,250,185
CONSUMER DISCRETIONARY — 12.40%
Auto Components — 3.49%
Gentex Corporation (b)	292,500	8,204,625

Diversified Consumer Services — 1.88%
H&R Block, Inc. (b)	177,000	4,423,230

Internet & Direct Marketing Retail — 7.03%
Amazon.com, Inc. (a)	5,120	9,096,499
eBay, Inc.	210,500	7,420,125
		16,516,624
CONSUMER STAPLES — 4.70%
Beverages — 4.70%
PepsiCo, Inc.	80,600	11,055,902

ENERGY — 6.43%
Oil, Gas & Consumable Fuels — 6.43%
Royal Dutch Shell plc - Class A - ADR (b)	74,800	4,336,156
Valero Energy Corporation (b)	111,200	10,784,176
		15,120,332
FINANCIALS — 23.73%
Capital Markets — 8.81%
Bank of New York Mellon Corporation (The)	220,745	10,319,829
Charles Schwab Corporation (The)	255,351	10,395,339
		20,715,168
Commercial Banks — 2.32%
Wells Fargo & Company	105,400	5,441,802

Consumer Finance — 6.16%
Capital One Financial Corporation	98,400	9,175,800
Synchrony Financial (b)	150,300	5,316,111
		14,491,911
Insurance — 6.44%
Assurant, Inc.	38,900	4,904,123
Everest Re Group Ltd.	10,600	2,725,154
Travelers Companies, Inc. (The)	57,400	7,522,844
		15,152,121

1-888-462-5386 | www.oakfunds.com	26

Pin Oak Equity Fund	Schedule of Investments
As of October 31, 2019

	Shares	Fair Value
HEALTH CARE — 19.96%
Biotechnology — 3.58%
Amgen, Inc.	18,500	$3,945,125
Biogen, Inc. (a)(b)	7,100	2,120,841
Gilead Sciences, Inc.	37,085	2,362,685
		8,428,651
Health Care Equipment & Supplies — 2.31%
Medtronic plc	49,845	5,428,121

Health Care Providers & Services — 3.14%
McKesson Corporation	36,500	4,854,500
Quest Diagnostics, Inc.	25,000	2,531,250
		7,385,750
Life Sciences Tools & Services — 2.98%
Illumina, Inc. (a)(b)	23,675	6,996,436

Pharmaceuticals — 7.95%
GlaxoSmithKline plc - ADR (b)	262,800	12,036,240
Roche Holding AG - ADR (b)	177,000	6,658,740
		18,694,980
INDUSTRIALS — 0.24%
Electrical Equipment — 0.24%
Generac Holdings, Inc. (a)(b)	5,920	571,753

INFORMATION TECHNOLOGY — 19.91%
IT Services — 10.04%
Amdocs Ltd.	112,672	7,346,215
Paychex, Inc. (b)	133,649	11,178,402
Western Union Company (The) (b)	203,000	5,087,180
		23,611,797
Semiconductors & Semiconductor Equipment — 9.87%
KLA-Tencor Corporation (b)	87,700	14,824,808
Xilinx, Inc. (b)	92,300	8,375,302
		23,200,110
TOTAL COMMON STOCKS (Cost $163,970,522)		233,689,498

27	Annual Report | October 31, 2019

Schedule of Investments	Pin Oak Equity Fund
As of October 31, 2019

	Shares or Principal ($)	Fair Value
SHORT-TERM INVESTMENTS — 24.09%
REPURCHASE AGREEMENTS — 0.66%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 1.50%, dated 10/31/19 and maturing 11/1/19, collateralized by U.S. Treasury Securities with rates of 1.75% and maturity dates of 11/15/2020 with a par value of $1,568,942 and a collateral value of $1,582,502.	1,551,454	$1,551,454

COLLATERAL FOR SECURITIES LOANED — 23.43%
Mount Vernon Liquid Assets Portfolio, LLC, 2.00%(c)	55,089,136	55,089,136

TOTAL SHORT-TERM INVESTMENTS (Cost $56,640,590)		56,640,590

TOTAL INVESTMENTS — 123.47% (Cost $220,611,112)		290,330,088

Liabilities in Excess of Other Assets — (23.47)%		(55,189,359)

NET ASSETS — 100.00%		$235,140,729

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $53,321,505.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2019.
ADR — American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	28

Rock Oak Core Growth Fund	Schedule of Investments
As of October 31, 2019

	Shares	Fair Value
COMMON STOCKS — 97.83%
COMMUNICATION SERVICES — 12.55%
Entertainment — 2.16%
Netflix, Inc. (a)(b)	895	$257,232

Interactive Media & Services — 10.39%
Alphabet, Inc. — Class C (a)	500	630,055
Tencent Holdings Ltd. - ADR	14,970	606,285
		1,236,340
CONSUMER DISCRETIONARY — 15.27%
Diversified Consumer Services — 5.67%
TAL Education Group - ADR(a)	15,770	675,114

Hotels, Restaurants & Leisure — 4.00%
Wyndham Destinations, Inc. (b)	3,845	178,446
Wyndham Hotels & Resorts, Inc.	5,505	297,105
		475,551
Internet & Direct Marketing Retail — 5.60%
Amazon.com, Inc. (a)	375	666,248

CONSUMER STAPLES — 3.27%
Beverages — 3.27%
Molson Coors Brewing Company — Class B (b)	7,385	389,337

ENERGY — 3.55%
Oil, Gas & Consumable Fuels — 3.55%
HollyFrontier Corporation	7,685	422,214

FINANCIALS — 8.01%
Consumer Finance — 3.42%
Capital One Financial Corporation	4,360	406,570

Insurance — 4.59%
Hartford Financial Services Group, Inc. (The)	9,565	545,970

HEALTH CARE — 20.75%
Biotechnology — 13.41%
AbbVie, Inc.	6,450	513,098
Amgen, Inc.	2,875	613,094
Gilead Sciences, Inc.	7,371	469,606
		1,595,798

29	Annual Report | October 31, 2019

Schedule of Investments	Rock Oak Core Growth Fund
As of October 31, 2019

	Shares	Fair Value
Life Sciences Tools & Services — 3.48%
Illumina, Inc. (a)	1,400	$413,728

Pharmaceuticals — 3.86%
Jazz Pharmaceuticals plc (a)	3,655	459,177

INFORMATION TECHNOLOGY — 34.43%
Communications Equipment — 6.14%
F5 Networks, Inc. (a)	2,820	406,306
Ubiquiti Networks, Inc. (b)	2,565	324,703
		731,009
Internet Software & Services — 5.09%
iQIYI, Inc. - ADR (a)(b)	13,155	229,292
Salesforce.com, Inc. (a)(b)	2,405	376,358
		605,650
IT Services — 4.57%
Cognizant Technology Solutions Corporation - Class A	7,160	436,330
DXC Technology Company	3,870	107,083
		543,413
Semiconductors & Semiconductor Equipment — 5.89%
KLA-Tencor Corporation	4,150	701,516

Software — 6.11%
Check Point Software Technologies Ltd. (a)	4,515	507,531
RealPage, Inc. (a)(b)	3,625	219,494
		727,025
Technology Hardware, Storage & Peripherals — 6.63%
NetApp, Inc.	5,805	324,384
Seagate Technology plc (b)	7,998	464,124
		788,508
TOTAL COMMON STOCKS (Cost $8,651,365)		11,640,400

1-888-462-5386 | www.oakfunds.com	30

Rock Oak Core Growth Fund	Schedule of Investments
As of October 31, 2019

	Shares or Principal ($)	Fair Value
SHORT-TERM INVESTMENTS — 18.22%
REPURCHASE AGREEMENTS — 2.21%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 1.50%, dated 10/31/19 and maturing 11/1/19, collateralized by U.S. Treasury Securities with rates of 1.75% and maturity dates of 11/15/2020 with a par value of $266,331 and a collateral value of $268,633.	263,362	$263,362

COLLATERAL FOR SECURITIES LOANED — 16.01%
Mount Vernon Liquid Assets Portfolio, LLC, 2.00%(c)	1,905,262	1,905,262

TOTAL SHORT-TERM INVESTMENTS (Cost $2,168,624)		2,168,624

TOTAL INVESTMENTS — 116.05% (Cost $10,819,989)		13,809,024

Liabilities in Excess of Other Assets — (16.05)%		(1,910,263)

NET ASSETS — 100.00%		$11,898,761

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $1,842,664.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2019.
ADR — American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

The accompanying notes are an integral part of the financial statements.

31	Annual Report | October 31, 2019

Schedule of Investments	River Oak Discovery Fund
As of October 31, 2019

	Shares	Fair Value
COMMON STOCKS — 97.47%
COMMUNICATION SERVICES — 0.93%
Interactive Media & Services — 0.93%
QuinStreet, Inc. (a)(b)	9,100	$116,753

CONSUMER DISCRETIONARY — 7.04%
Diversified Consumer Services — 3.41%
Adtalem Global Education, Inc. (a)	7,030	209,353
American Public Education, Inc. (a)	10,000	217,200
		426,553
Specialty Retail — 3.63%
Aaron’s, Inc. (b)	6,070	454,825

CONSUMER STAPLES — 5.31%
Beverages — 5.31%
Boston Beer Company, Inc. (The) - Class A (a)(b)	1,775	664,667

FINANCIALS — 16.60%
Banks — 4.06%
Atlantic Union Bancshares Corporation	7,005	258,204
International Bancshares Corporation	6,100	249,856
		508,060
Capital Markets — 3.71%
AllianceBernstein Holding, L.P.	9,935	291,692
Blucora, Inc. (a)	8,000	173,040
		464,732
Insurance — 5.46%
CNO Financial Group, Inc.	17,335	271,293
Selective Insurance Group, Inc.	5,960	411,955
		683,248
Thrifts & Mortgage Finance — 3.37%
Dime Community Bancshares, Inc.	21,870	421,872

HEALTH CARE — 12.78%
Biotechnology — 6.94%
Eagle Pharmaceuticals, Inc. (a)(b)	7,725	484,358
United Therapeutics Corporation (a)	4,275	384,066
		868,424
Health Care Providers & Services — 2.37%
Magellan Health, Inc. (a)	4,575	296,917

Health Care Technology — 1.44%
NextGen Healthcare, Inc. (a)(b)	10,650	180,038

1-888-462-5386 | www.oakfunds.com	32

River Oak Discovery Fund	Schedule of Investments
As of October 31, 2019

	Shares	Fair Value
Pharmaceuticals — 2.03%
Innoviva, Inc. (a)	21,895	$254,420

INDUSTRIALS — 5.84%
Machinery — 1.57%
Kadant, Inc. (b)	2,160	196,128

Professional Services — 4.27%
Barrett Business Services, Inc.	6,101	535,241

INFORMATION TECHNOLOGY — 45.54%
Electronic Equipment, Instruments & Components — 8.59%
Hollysys Automation Technologies Ltd.	15,500	218,705
KEMET Corporation (b)	23,135	502,955
SYNNEX Corporation	3,002	353,455
		1,075,115
IT Services — 2.03%
Perficient, Inc. (a)	6,485	254,212

Semiconductors & Semiconductor Equipment — 27.48%
Advanced Energy Industries, Inc. (a)	8,570	506,487
Cirrus Logic, Inc. (a)(b)	9,995	679,260
Cohu, Inc.	34,964	581,102
Kulicke & Soffa Industries, Inc.	25,285	600,392
Silicon Motion Technology Corporation - ADR	10,095	424,495
SolarEdge Technologies, Inc. (a)(b)	7,625	647,820
		3,439,556
Software — 7.44%
FireEye, Inc. (a)	23,005	364,399
Paylocity Holding Corporation (a)	2,040	209,304
Verint Systems, Inc. (a)(b)	3,720	168,851
Workiva, Inc. (a)	4,530	188,765
		931,319
MATERIALS — 3.43%
Paper & Forest Products — 3.43%
Mercer International, Inc.	35,145	428,769

TOTAL COMMON STOCKS (Cost $9,158,863)		12,200,849

33	Annual Report | October 31, 2019

Schedule of Investments	River Oak Discovery Fund
As of October 31, 2019

	Shares or Principal ($)	Fair Value
SHORT-TERM INVESTMENTS — 32.76%
MONEY MARKET FUNDS — 0.00%
Fidelity Investments Money Market Government Portfolio - Class I, 1.72% (c)	40	$40

REPURCHASE AGREEMENTS — 2.65%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 1.50%, dated 10/31/19 and maturing 11/1/19, collateralized by U.S. Treasury Securities with rates of 1.75% and maturity dates of 11/15/2020 with a par value of $335,835 and a collateral value of $338,738.	332,092	332,092

COLLATERAL FOR SECURITIES LOANED — 30.11%
Mount Vernon Liquid Assets Portfolio, LLC, 2.00%(c)	3,768,858	3,768,858

TOTAL SHORT-TERM INVESTMENTS (Cost $4,100,990)		4,100,990

TOTAL INVESTMENTS — 130.23% (Cost $13,259,853)		16,301,839

Liabilities in Excess of Other Assets — (30.23)%		(3,784,032)

NET ASSETS — 100.00%		$12,517,807

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $3,776,122.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2019.
ADR — American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	34

Red Oak Technology Select Fund	Schedule of Investments
As of October 31, 2019

	Shares	Fair Value
COMMON STOCKS — 99.79%
COMMUNICATION SERVICES — 16.65%
Interactive Media & Services — 16.65%
Alphabet, Inc. - Class A (a)	18,300	$23,036,040
Alphabet, Inc. - Class C (a)	26,276	33,110,650
Facebook, Inc. - Class A (a)	143,225	27,449,071
IAC/InterActiveCorp (a)	98,885	22,471,616
		106,067,377
CONSUMER DISCRETIONARY — 6.16%
Internet & Direct Marketing Retail — 6.16%
Amazon.com, Inc. (a)	15,400	27,360,564
eBay, Inc.	336,300	11,854,575
		39,215,139
INFORMATION TECHNOLOGY — 76.98%
Communications Equipment — 8.21%
Cisco Systems, Inc.	598,000	28,410,980
Juniper Networks, Inc.	447,000	11,094,540
QUALCOMM, Inc.	159,000	12,789,960
		52,295,480
Electronic Equipment, Instruments & Components — 1.14%
Corning, Inc. (b)	245,000	7,259,350

IT Services — 11.59%
Accenture plc - Class A	101,275	18,778,411
Akamai Technologies, Inc. (a)	136,200	11,781,300
Global Payments, Inc.	128,157	21,681,601
International Business Machines Corporation (IBM) (b)	80,900	10,818,757
Visa, Inc. - Class A (b)	60,000	10,731,600
		73,791,669
Semiconductors & Semiconductor Equipment — 17.50%
Intel Corporation	557,800	31,532,434
KLA-Tencor Corporation	215,400	36,411,216
NXP Semiconductors N.V.	133,550	15,181,964
Skyworks Solutions, Inc. (b)	113,970	10,378,108
Xilinx, Inc.	197,800	17,948,372
		111,452,094
Software — 22.15%
Check Point Software Technologies Ltd. (a)(b)	169,700	19,075,977
Citrix Systems, Inc. (b)	129,280	14,073,421
Microsoft Corporation	280,200	40,172,274
Oracle Corporation	439,641	23,956,038
Synopsys, Inc. (a)	159,000	21,584,250
VMware, Inc. - Class A (b)	140,600	22,252,762
		141,114,722

35	Annual Report | October 31, 2019

Schedule of Investments	Red Oak Technology Select Fund
As of October 31, 2019

	Shares or Principal ($)	Fair Value
Technology Hardware, Storage & Peripherals — 16.39%
Apple, Inc.	161,720	$40,229,468
Dell Technologies, Inc. - Class C (a)	4,960	262,334
Hewlett Packard Enterprise Company	481,500	7,901,415
HP, Inc.	480,500	8,346,285
NetApp, Inc. (b)	321,700	17,976,596
Seagate Technology plc (b)	329,400	19,115,082
Western Digital Corporation (b)	204,600	10,567,590
		104,398,770
TOTAL COMMON STOCKS (Cost $393,872,257)		635,594,601

SHORT-TERM INVESTMENTS — 17.72%
REPURCHASE AGREEMENTS — 0.32%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 1.50%, dated 10/31/19 and maturing 11/1/19, collateralized by U.S. Treasury Securities with rates of 1.75% and maturity dates of 11/15/2020 with a par value of $2,040,288 and a collateral value of $2,057,922.	2,017,546	$2,017,546

COLLATERAL FOR SECURITIES LOANED — 17.40%
Mount Vernon Liquid Assets Portfolio, LLC, 2.00%(c)	110,852,364	110,852,364

TOTAL SHORT-TERM INVESTMENTS (Cost $112,869,910)		112,869,910

TOTAL INVESTMENTS — 117.51% (Cost $506,742,167)		748,464,511

Liabilities in Excess of Other Assets — (17.51)%		(111,505,394)

NET ASSETS — 100.00%		$636,959,117

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $107,846,861.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2019.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	36

Black Oak Emerging Technology Fund	Schedule of Investments
As of October 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.72%
COMMUNICATION SERVICES — 7.26%
Interactive Media & Services — 7.26%
Facebook, Inc. - Class A (a)	5,525	$1,058,866
QuinStreet, Inc. (a)(b)	20,935	268,596
Tencent Holdings Ltd. - ADR	32,245	1,305,923
		2,633,385
FINANCIALS — 1.27%
Capital Markets — 1.27%
Blucora, Inc. (a)	21,315	461,044

HEALTH CARE — 5.51%
Health Care Technology — 1.73%
NextGen Healthcare, Inc. (a)	37,045	626,246

Life Sciences Tools & Services — 3.78%
Illumina, Inc. (a)(b)	4,635	1,369,735

INFORMATION TECHNOLOGY — 84.68%
Communications Equipment — 11.67%
F5 Networks, Inc. (a)	7,570	1,090,686
Palo Alto Networks, Inc. (a)(b)	5,100	1,159,689
QUALCOMM, Inc.	13,675	1,100,017
Ubiquiti Networks, Inc. (b)	6,945	879,167
		4,229,559
Electronic Equipment, Instruments & Components — 3.54%
KEMET Corporation (b)	20,000	434,800
SYNNEX Corporation	7,205	848,317
		1,283,117
Internet Software & Services — 4.20%
iQIYI, Inc. - ADR(a)(b)	26,150	455,794
Salesforce.com, Inc. (a)(b)	6,800	1,064,132
		1,519,926
IT Services — 12.00%
Cognizant Technology Solutions Corporation — Class A	9,600	585,024
DXC Technology Company	16,765	463,888
Jack Henry & Associates, Inc. (b)	4,725	668,871
PayPal Holdings, Inc. (a)	7,250	754,725
Perficient, Inc. (a)	29,165	1,143,268
Perspecta, Inc.	9,975	264,736
Science Applications International Corporation	5,665	468,042
		4,348,554

37	Annual Report | October 31, 2019

Schedule of Investments	Black Oak Emerging Technology Fund
As of October 31, 2019

	Shares	Fair Value
Semiconductors & Semiconductor Equipment — 29.35%
Advanced Energy Industries, Inc. (a)(b)	13,560	$801,396
Cirrus Logic, Inc. (a)(b)	26,800	1,821,328
Cohu, Inc.	45,042	748,598
Diodes, Inc. (a)(b)	16,535	771,358
KLA-Tencor Corporation	9,210	1,556,858
Kulicke & Soffa Industries, Inc.	31,475	747,374
Lam Research Corporation (b)	7,205	1,952,843
Silicon Motion Technology Corporation - ADR	20,940	880,527
SolarEdge Technologies, Inc. (a)(b)	15,965	1,356,387
		10,636,669
Software — 12.42%
Citrix Systems, Inc. (b)	12,595	1,371,092
Fortinet, Inc. (a)(b)	16,000	1,304,960
HubSpot, Inc. (a)	2,095	324,934
Paylocity Holding Corporation (a)	5,855	600,723
Verint Systems, Inc. (a)	14,335	650,666
Workiva, Inc. (a)(b)	6,000	250,020
		4,502,395
Technology Hardware, Storage & Peripherals — 11.50%
Apple, Inc.	8,005	1,991,324
NetApp, Inc.	21,945	1,226,286
Seagate Technology plc (b)	16,355	949,081
		4,166,691
TOTAL COMMON STOCKS (Cost $20,960,720)		35,777,321

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Black Oak Emerging Technology Fund	Schedule of Investments
As of October 31, 2019

	Shares or Principal ($)	Fair Value
SHORT-TERM INVESTMENTS — 32.71%
MONEY MARKET FUNDS — 0.11%
Fidelity Investments Money Market Government Portfolio - Class I, 1.72% (c)	39,124	$39,124

REPURCHASE AGREEMENTS — 1.27%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 1.50%, dated 10/31/19 and maturing 11/1/19, collateralized by U.S. Treasury Securities with rates of 1.75% and maturity dates of 11/15/2020 with a par value of $464,434 and a collateral value of $468,448.	459,257	459,257

COLLATERAL FOR SECURITIES LOANED — 31.33%
Mount Vernon Liquid Assets Portfolio, LLC, 2.00%(c)	11,353,374	11,353,374

TOTAL SHORT-TERM INVESTMENTS (Cost $11,851,755)		11,851,755

TOTAL INVESTMENTS— 131.43% (Cost $32,812,475)		47,629,076

Liabilities in Excess of Other Assets — (31.43)%		(11,389,091)

NET ASSETS — 100.00%		$36,239,985

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $11,321,798.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2019.
ADR - American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

The accompanying notes are an integral part of the financial statements.

39	Annual Report | October 31, 2019

Schedule of Investments	Live Oak Health Sciences Fund
As of October 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.35%
HEALTH CARE — 98.35%
Biotechnology — 26.98%
AbbVie, Inc.	6,285	$499,972
Amgen, Inc.	20,815	4,438,800
Biogen, Inc. (a)	10,850	3,241,003
Celgene Corporation (a)	24,315	2,626,749
Eagle Pharmaceuticals, Inc. (a)(b)	9,380	588,126
Gilead Sciences, Inc.	32,700	2,083,317
United Therapeutics Corporation (a)	4,870	437,521
		13,915,488
Health Care Equipment & Supplies — 9.86%
Alcon, Inc. (a)(b)	2,920	173,069
Medtronic plc	23,071	2,512,432
Stryker Corporation	6,060	1,310,596
Zimmer Biomet Holdings, Inc.	7,910	1,093,399
		5,089,496
Health Care Providers & Services — 23.25%
Cardinal Health, Inc.	58,800	2,907,660
Cigna Corporation	15,148	2,703,312
CVS Health Corp.	18,480	1,226,887
McKesson Corporation (b)	15,906	2,115,498
Quest Diagnostics, Inc.	10,545	1,067,681
UnitedHealth Group, Inc.	7,800	1,971,060
		11,992,098
Life Sciences Tools & Services — 10.35%
Charles River Laboratories International, Inc. (a)	14,165	1,841,167
Illumina, Inc. (a)(b)	4,040	1,193,901
Waters Corporation (a)(b)	10,880	2,302,425
		5,337,493
Pharmaceuticals — 27.91%
Allergan plc	6,200	1,091,882
GlaxoSmithKline plc - ADR (b)	73,300	3,357,140
Johnson & Johnson	7,688	1,015,124
Merck & Company, Inc.	18,800	1,629,208
Mylan N.V. (a)(b)	10,235	196,000
Novartis AG - ADR (b)	14,600	1,276,624
Novo Nordisk A/S - ADR	40,110	2,214,874
Pfizer, Inc.	37,370	1,433,887
Sanofi - ADR (b)	47,327	2,180,828
		14,395,567
TOTAL COMMON STOCKS (Cost $36,358,263)		50,730,142

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Live Oak Health Sciences Fund	Schedule of Investments
As of October 31, 2019

	Shares or Principal ($)	Fair Value
SHORT-TERM INVESTMENTS — 18.52%
MONEY MARKET FUNDS — 0.01%
Fidelity Investments Money Market Government Portfolio - Class I, 1.72% (c)	5,078	$5,078

REPURCHASE AGREEMENTS — 1.71%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 1.50%, dated 10/31/19 and maturing 11/1/19, collateralized by U.S. Treasury Securities with rates of 1.75% and maturity dates of 11/15/2020 with a par value of $891,237 and a collateral value of $898,940.	881,303	881,303

COLLATERAL FOR SECURITIES LOANED — 16.80%
Mount Vernon Liquid Assets Portfolio, LLC, 2.00%(c)	8,664,645	8,664,645

TOTAL SHORT-TERM INVESTMENTS (Cost $9,551,026)		9,551,026

TOTAL INVESTMENTS— 116.87% (Cost $45,909,289)		60,281,168

Liabilities in Excess of Other Assets — (16.87)%		(8,702,043)

NET ASSETS — 100.00%		$51,579,125

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $8,402,420.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2019.
ADR - American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

The accompanying notes are an integral part of the financial statements.

41	Annual Report | October 31, 2019

OAK ASSOCIATES FUNDS

This Page Intentionally Left Blank

Statements of Assets & Liabilities

October 31, 2019

	White Oak Select Growth Fund	Pin Oak Equity Fund
ASSETS
Investment securities at value (cost, $250,986,507, $220,611,112, $10,819,989, $13,259,853, $506,742,167, $32,812,475 and $45,909,289), including $15,232,286, $53,321,505, $1,842,664, $3,776,122, $107,846,861, $11,321,798 and $8,402,420 of securities on loan at value	$372,365,365	$290,330,088
Receivable for fund shares sold	15,820	98,813
Dividends and interest receivable	65,741	151,358
Tax reclaims receivable	—	—
Prepaid expenses	38,940	19,699
Total Assets	372,485,866	290,599,958

LIABILITIES
Payable for fund shares redeemed	327,771	135,819
Payable for collateral upon return of securities loaned	15,825,244	55,089,136
Investment advisory fees payable	220,048	148,559
Administration fees payable	12,240	8,188
Transfer agent fees payable	6,675	3,856
Trustee fees payable	12,694	8,564
Other accrued expenses	75,219	65,107
Total Liabilities	16,479,891	55,459,229
NET ASSETS	$356,005,975	$235,140,729

Net Assets consist of:
Paid-in capital (unlimited authorization - no par value)	$227,974,847	$158,133,292
Accumulated earnings	128,031,128	77,007,437
Net Assets	$356,005,975	$235,140,729

Total shares outstanding at end of year	3,640,566	3,237,303

Net asset value, offering and redemption price per share (net assets/shares outstanding)	$97.79	$72.63

The accompanying notes are an integral part of the financial statements.

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Rock Oak Core Growth Fund	River Oak Discovery Fund	Red Oak Technology Select Fund	Black Oak Emerging Technology Fund	Live Oak Health Sciences Fund

$13,809,024	$16,301,839	$748,464,511	$47,629,076	$60,281,168
—	—	146,828	850	195
6,913	3,768	81,113	34	16,009
—	—	—	—	5,122
15,665	9,148	52,389	16,623	10,740
13,831,602	16,314,755	748,744,841	47,646,583	60,313,234

—	—	356,424	—	6,250
1,905,262	3,768,858	110,852,364	11,353,374	8,664,645
5,443	5,895	393,552	21,790	31,310
419	447	22,361	1,263	1,771
1,330	1,313	5,485	2,869	1,878
430	446	22,804	1,263	1,799
19,957	19,989	132,734	26,039	26,456
1,932,841	3,796,948	111,785,724	11,406,598	8,734,109
$11,898,761	$12,517,807	$636,959,117	$36,239,985	$51,579,125

$8,533,332	$8,986,444	$378,422,432	$19,360,956	$37,791,370
3,365,429	3,531,363	258,536,685	16,879,029	13,787,755
$11,898,761	$12,517,807	$636,959,117	$36,239,985	$51,579,125

712,531	858,710	21,265,763	6,872,344	2,843,520

$16.70	$14.58	$29.95	$5.27	$18.14

44	Annual Report | October 31, 2019

Statements of Operations

For the Year Ended October 31, 2019

	White Oak Select Growth Fund	Pin Oak Equity Fund
INVESTMENT INCOME
Dividends	$6,596,654	$5,264,971
Securities lending income	51,904	56,280
Interest	197,130	87,105
Less: Foreign withholding tax	(43,867)	(88,163)
Total Investment Income	6,801,821	5,320,193

EXPENSES
Investment adviser	2,584,969	1,826,977
Sub transfer agent	158,776	146,652
Administration	149,127	105,183
Transfer agent	80,734	48,526
Legal	75,582	53,014
Trustee	52,083	36,746
Registration	42,335	34,086
Report printing	37,601	32,270
Insurance	19,960	15,361
Custodian	16,641	15,049
Audit	15,800	15,800
Pricing	1,900	2,428
Miscellaneous	70,737	44,690
Total Expenses	3,306,245	2,376,782
Less: Investment advisory fees waived	—	—
Net Expenses	3,306,245	2,376,782
Net Investment Income (Loss)	3,495,576	2,943,411

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities transactions	3,166,384	4,688,880
Net realized loss on foreign currency translations	—	(224)
Net change in unrealized appreciation (depreciation) of investment securities	28,579,467	21,104,275
Net Realized and Unrealized Gain (Loss) on Investments	31,745,851	25,792,931
Net Increase (Decrease) in Net Assets from Operations	$35,241,427	$28,736,342

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	45

Rock Oak Core Growth Fund	River Oak Discovery Fund	Red Oak Technology Select Fund	Black Oak Emerging Technology Fund	Live Oak Health Sciences Fund

$216,790	$150,389	$10,926,231	$360,895	$1,030,842
7,633	3,280	107,115	20,124	10,345
16,268	23,614	447,415	33,082	17,549
(864)	(303)	(9,087)	(1,720)	(35,768)
239,827	176,980	11,471,674	412,381	1,022,968

115,484	108,333	4,440,038	260,550	393,811
8,343	1,102	435,062	13,711	22,081
6,584	5,146	255,910	14,985	22,814
16,041	15,828	66,461	34,999	22,729
2,630	2,455	132,195	7,381	11,040
2,401	1,867	89,674	5,347	8,094
24,291	21,682	34,164	23,417	26,615
3,706	2,853	76,007	4,914	7,412
1,341	766	32,959	2,336	3,850
2,449	927	27,330	2,716	3,849
15,800	15,800	15,800	15,800	15,800
1,461	1,349	1,616	1,241	1,199
14,782	14,551	70,415	27,241	21,258
215,313	192,659	5,677,631	414,638	560,552
(20,521)	(30,177)	—	—	—
194,792	162,482	5,677,631	414,638	560,552
45,035	14,498	5,794,043	(2,257)	462,416

330,157	501,402	13,970,532	2,132,465	(461,831)
—	—	—	—	—
(762,987)	254,840	73,798,958	1,302,290	532,564
(432,830)	756,242	87,769,490	3,434,755	70,733
$(387,795)	$770,740	$93,563,533	$3,432,498	$533,149

46	Annual Report | October 31, 2019

Statements of Changes in Net Assets

	White Oak Select Growth Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
INVESTMENT ACTIVITIES
Net investment income	$3,495,576	$1,996,086
Net realized gain on investment securities transactions and foreign currency translations	3,166,384	2,262,324
Net change in unrealized appreciation (depreciation) of investments securities	28,579,467	21,829,929
Net Increase (Decrease) in Net Assets Resulting from Operations	35,241,427	26,088,339

DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings	(4,188,988)	(1,959,985)
Total Distributions	(4,188,988)	(1,959,985)

CAPITAL TRANSACTIONS
Proceeds from shares sold	58,843,230	34,747,330
Reinvestment of distributions	3,998,961	1,853,766
Amount paid for shares redeemed	(55,926,084)	(28,349,774)
Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	6,916,107	8,251,322

Total Increase (Decrease) in Net Assets	37,968,546	32,379,676

NET ASSETS
Beginning of year	318,037,429	285,657,753
End of year	$356,005,975	$318,037,429

SHARE TRANSACTIONS
Shares sold	637,293	371,788
Shares issued in reinvestment of distributions	45,232	21,755
Shares redeemed	(593,534)	(310,187)
Net Increase (Decrease) in Shares Outstanding	88,991	83,356

The accompanying notes are an integral part of the financial statements.

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Pin Oak Equity Fund		Rock Oak Core Growth Fund
For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018

$2,943,411	$2,084,968	$45,035	$11,437
4,688,656	4,340,467	330,157	100,462
21,104,275	3,337,705	(762,987)	348,065
28,736,342	9,763,140	(387,795)	459,964

(6,691,879)	(3,931,119)	(103,071)	(527,828)
(6,691,879)	(3,931,119)	(103,071)	(527,828)

30,974,664	85,564,499	1,345,884	14,935,944
6,371,008	3,718,183	95,503	440,165
(85,108,858)	(56,340,651)	(9,417,225)	(4,125,730)
(47,763,186)	32,942,031	(7,975,838)	11,250,379

(25,718,723)	38,774,052	(8,466,704)	11,182,515

260,859,452	222,085,400	20,365,465	9,182,950
$235,140,729	$260,859,452	$11,898,761	$20,365,465

457,122	1,236,349	79,826	829,344
101,256	57,124	5,906	28,054
(1,262,577)	(837,302)	(569,575)	(232,511)
(704,199)	456,171	(483,843)	624,887

48	Annual Report | October 31, 2019

Statements of Changes in Net Assets

	River Oak Discovery Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
INVESTMENT ACTIVITIES
Net investment income (loss)	$14,498	$(65,541)
Net realized gain on investment securities transactions and foreign currency translations	501,402	1,791,329
Net change in unrealized appreciation (depreciation) of investments securities	254,840	(2,213,091)
Net Increase (Decrease) in Net Assets Resulting from Operations	770,740	(487,303)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings	(1,745,948)	(757,851)
Total Distributions	(1,745,948)	(757,851)

CAPITAL TRANSACTIONS
Proceeds from shares sold	135,650	440,737
Reinvestment of distributions	1,130,324	421,980
Amount paid for shares redeemed	(723,072)	(1,094,929)
Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	542,902	(232,212)

Total Increase (Decrease) in Net Assets	(432,306)	(1,477,366)

NET ASSETS
Beginning of year	12,950,113	14,427,479
End of year	$12,517,807	$12,950,113

SHARE TRANSACTIONS
Shares sold	9,669	25,461
Shares issued in reinvestment of distributions	86,153	25,375
Shares redeemed	(52,551)	(63,676)
Net Increase (Decrease) in Shares Outstanding	43,271	(12,840)

The accompanying notes are an integral part of the financial statements.

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Red Oak Technology Select Fund		Black Oak Emerging Technology Fund
For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018

$5,794,043	$2,020,340	$(2,257)	$(106,255)
13,970,532	20,930,556	2,132,465	3,543,071
73,798,958	30,202,118	1,302,290	(284,298)
93,563,533	53,153,014	3,432,498	3,152,518

(25,436,992)	(31,959,428)	(3,465,522)	(2,734,659)
(25,436,992)	(31,959,428)	(3,465,522)	(2,734,659)

171,425,655	160,609,152	1,033,772	1,433,312
24,433,832	30,741,091	3,078,344	2,385,442
(171,230,234)	(154,635,759)	(4,592,033)	(4,751,050)
24,629,253	36,714,484	(479,917)	(932,296)

92,755,794	57,908,070	(512,941)	(514,437)

544,203,323	486,295,253	36,752,926	37,267,363
$636,959,117	$544,203,323	$36,239,985	$36,752,926

6,308,774	5,980,250	212,367	258,443
975,538	1,248,623	669,205	472,365
(6,252,590)	(5,856,727)	(938,796)	(863,496)
1,031,722	1,372,146	(57,224)	(132,688)

50	Annual Report | October 31, 2019

Statements of Changes in Net Assets

	Live Oak Health Sciences Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
INVESTMENT ACTIVITIES
Net investment income	$462,416	$415,111
Net realized gain (loss) on investment securities transactions and foreign currency translations	(461,831)	7,854,061
Net change in unrealized appreciation (depreciation) of investments securities	532,564	(3,623,412)
Net Increase in Net Assets Resulting from Operations	533,149	4,645,760

DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings	(8,114,847)	(4,004,136)
Total Distributions	(8,114,847)	(4,004,136)

CAPITAL TRANSACTIONS
Proceeds from shares sold	2,208,579	7,733,552
Reinvestment of distributions	7,537,113	3,641,204
Amount paid for shares redeemed	(16,302,327)	(11,045,950)
Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(6,556,635)	328,806

Total Increase (Decrease) in Net Assets	(14,138,333)	970,430

NET ASSETS
Beginning of year	65,717,458	64,747,028
End of year	$51,579,125	$65,717,458

SHARE TRANSACTIONS
Shares sold	123,001	379,797
Shares issued in reinvestment of distributions	427,274	187,788
Shares redeemed	(959,209)	(555,809)
Net Increase (Decrease) in Shares Outstanding	(408,934)	11,776

The accompanying notes are an integral part of the financial statements.

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OAK ASSOCIATES FUNDS

This Page Intentionally Left Blank

Financial Highlights

For a share outstanding throughout each period

	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Realized and Unrealized Gain (Loss) in Securities	Total from Operations	Dividends from Net Investment Income
White Oak Select Growth Fund
For the year ended October 31, 2019	$89.55	0.94	8.47	9.41	(0.54)
For the year ended October 31, 2018	$82.36	0.58	7.18	7.76	(0.57)
For the year ended October 31, 2017	$67.44	0.65	15.00	15.65	(0.73)
For the year ended October 31, 2016	$65.21	0.66	1.99	2.65	(0.42)
For the year ended October 31, 2015	$60.34	0.94	4.90	5.84	(0.97)

Pin Oak Equity Fund
For the year ended October 31, 2019	$66.18	0.81	7.41	8.22	(0.62)
For the year ended October 31, 2018	$63.72	0.59	3.05	3.64	(0.37)
For the year ended October 31, 2017	$53.35	0.40	11.15	11.55	(0.36)
For the year ended October 31, 2016	$52.45	0.43	2.38	2.81	(0.40)
For the year ended October 31, 2015	$49.76	0.54	2.77	3.31	(0.53)

Rock Oak Core Growth Fund
For the year ended October 31, 2019	$17.02	0.05	(0.28)	(0.23)	— (c)
For the year ended October 31, 2018	$16.07	0.01	1.86	1.87	(0.01)
For the year ended October 31, 2017	$12.74	0.03	3.40	3.43	(0.10)
For the year ended October 31, 2016	$12.64	0.18	0.31	0.49	(0.10)
For the year ended October 31, 2015	$14.21	— (c)	(0.54)	(0.54)	(0.04)

River Oak Discovery Fund
For the year ended October 31, 2019	$15.88	0.02	0.85	0.87	—
For the year ended October 31, 2018	$17.42	(0.08)	(0.54)	(0.62)	—
For the year ended October 31, 2017	$14.21	(0.10)	3.31	3.21	—
For the year ended October 31, 2016	$13.76	(0.06)	0.53	(0.47)	(0.02)
For the year ended October 31, 2015	$17.72	(0.04)	(0.13)	(0.17)	—

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return(b)	Net Assets, End of Year (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	Portfolio Turnover Rate

(0.63)	(1.17)	$97.79	10.66%	$356,006	0.95%	1.00%	0.95%	10%
— (c)	(0.57)	$89.55	9.46%	$318,037	0.93%	0.63%	0.93%	14%
—	(0.73)	$82.36	23.36%	$285,658	0.98%	0.86%	0.98%	13%
—	(0.42)	$67.44	4.07%	$248,433	1.06%	1.03%	1.06%	14%
—	(0.97)	$65.21	9.84%	$257,652	1.06%	1.52%	1.06%	9%

(1.15)	(1.77)	$72.63	12.83%	$235,141	0.96%	1.19%	0.96%	10%
(0.81)	(1.18)	$66.18	5.75%	$260,859	0.95%	0.87%	0.95%	12%
(0.82)	(1.18)	$63.72	21.86%	$222,085	0.98%	0.66%	0.98%	8%
(1.51)	(1.91)	$53.35	5.54%	$109,928	1.08%	0.86%	1.08%	10%
(0.09)	(0.62)	$52.45	6.76%	$98,976	1.10%	1.09%	1.10%	15%

(0.09)	(0.09)	$16.70	(1.34)%	$11,899	1.25%	0.29%	1.38%	16%
(0.91)	(0.92)	$17.02	12.15%	$20,365	1.25%	0.08%	1.32%	14%
—	(0.10)	$16.07	27.02%	$9,183	1.25%	0.20%	1.51%	31%
(0.29)	(0.39)	$12.74	3.98%	$7,395	1.25%	0.48%	1.65%	11%
(0.99)	(1.03)	$12.64	(4.04)%	$7,807	1.25%	0.03%	1.52%	32%

(2.17)	(2.17)	$14.58	6.99%	$12,518	1.35%	0.12%	1.60%	15%
(0.92)	(0.92)	$15.88	(3.82)%	$12,950	1.35%	(0.46)%	1.50%	43%
—	—	$17.42	22.59%	$14,427	1.35%	(0.63)%	1.41%	43%
—	(0.02)	$14.21	3.39%	$12,322	1.35%	(0.40)%	1.51%	21%
(3.79)	(3.79)	$13.76	(1.27)%	$12,582	1.35%	(0.28)%	1.45%	17%

(c)	Less than $0.005 per share.

54	Annual Report | October 31, 2019

Financial Highlights

For a share outstanding throughout each period

	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Realized and Unrealized Gain (Loss) in Securities	Total from Operations	Dividends from Net Investment Income
Red Oak Technology Select Fund
For the year ended October 31, 2019	$26.90	0.27	4.03	4.30	(0.22)
For the year ended October 31, 2018	$25.78	0.10	2.72	2.82	(0.10)
For the year ended October 31, 2017	$19.27	0.09	6.71	6.80	(0.08)
For the year ended October 31, 2016	$17.17	0.20	2.62	2.82	(0.19)
For the year ended October 31, 2015	$16.22	0.20	0.91	1.11	(0.16)

Black Oak Emerging Technology Fund
For the year ended October 31, 2019	$5.30	— (c)	0.48	0.48	—
For the year ended October 31, 2018	$5.28	(0.01)	0.42	0.41	—
For the year ended October 31, 2017	$4.53	(0.01)	0.94	0.93	— (c)
For the year ended October 31, 2016	$4.26	0.01	0.39	0.40	—
For the year ended October 31, 2015	$4.25	(0.03)	0.04	0.01	—

Live Oak Health Sciences Fund
For the year ended October 31, 2019	$20.21	0.15	0.26	0.41	(0.13)
For the year ended October 31, 2018	$19.98	0.13	1.35	1.48	(0.09)
For the year ended October 31, 2017	$17.93	0.10	2.33	2.43	(0.10)
For the year ended October 31, 2016	$21.65	0.11	(0.33)	(0.22)	(0.67)
For the year ended October 31, 2015	$22.25	0.14	1.51	1.65	(0.13)

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.
(c)	Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

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Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return(b)	Net Assets, End of Year (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	Portfolio Turnover Rate

(1.03)	(1.25)	$29.95	16.92%	$636,959	0.95%	0.94%	0.95%	10%
(1.60)	(1.70)	$26.90	11.56%	$544,203	0.94%	0.38%	0.94%	9%
(0.21)	(0.29)	$25.78	35.76%	$486,295	0.97%	0.38%	0.97%	16%
(0.53)	(0.72)	$19.27	17.14%	$189,064	1.09%	1.17%	1.09%	6%
—	(0.16)	$17.17	6.91%	$131,001	1.11%	1.19%	1.11%	4%

(0.51)	(0.51)	$5.27	10.36%	$36,240	1.18%	(0.01)%	1.18%	25%
(0.39)	(0.39)	$5.30	8.12%	$36,753	1.11%	(0.27)%	1.11%	19%
(0.18)	(0.18)	$5.28	21.16%	$37,267	1.17%	(0.22)%	1.17%	39%
(0.13)	(0.13)	$4.53	9.59%	$32,894	1.28%	0.22%	1.28%	35%
—	—	$4.26	0.24%	$32,298	1.25%	(0.61)%	1.25%	17%

(2.35)	(2.48)	$18.14	2.40%	$51,579	1.05%	0.87%	1.05%	23%
(1.16)	(1.25)	$20.21	7.68%	$65,717	1.01%	0.65%	1.01%	23%
(0.28)	(0.38)	$19.98	13.78%	$64,747	1.02%	0.50%	1.02%	14%
(2.83)	(3.50)	$17.93	(1.85)%	$56,059	1.11%	0.59%	1.11%	14%
(2.12)	(2.25)	$21.65	8.02%	$53,172	1.08%	0.62%	1.08%	28%

56	Annual Report | October 31, 2019

Notes to Financial Statements

As of October 31, 2019

1. ORGANIZATION:

The Oak Associates Funds (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with seven diversified funds: White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund (collectively referred to as “Funds” and individually referred to as a “Fund”). The investment objective of each Fund is to seek long-term capital growth. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates – These policies are in conformity with U.S. accounting principals generally accepted (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.” The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities in the financial statements and the reported amounts of income and expenses during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon the sale of the securities.

Security Valuation – Investments in equity securities, which are traded on a national exchange, are stated at the last quoted sales price if readily available for such equity securities on each business day. Investments in equity securities, which are reported on the NASDAQ national market system are valued at the official closing price; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value, in the absence of a current quoted bid price. Investments in repurchase agreements are generally valued at par each business day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”) as determined by those funds each business day.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees. The Board of Trustees has determined to delegate responsibility for pricing and fair valuation determinations for portfolio securities to Funds’ adviser, Oak Associates, Ltd. (“Oak” or the “Adviser”), subject to oversight of the Board of Trustees. Oak may, in turn and subject to its oversight, delegate pricing of securities for which market prices are readily available to the Funds’ administrator. All fair valuation determinations shall be made by Oak’s Fair Value Committee (the “Committee”), in accordance with policies and procedures established by the Board of Trustees and subject to oversight of the Board. Oak and the administrator have established and maintain policies and procedures reasonably designed to

57	Annual Report | October 31, 2019

Notes to Financial Statements

As of October 31, 2019

ensure that their pricing and valuation policies and procedures conform to the requirements of the Funds’ Fair Value Procedures. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de–listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value; or trading of the security is subject to local government–imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Security Transactions and Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Expenses – Expenses that are directly related to one of the Funds are charged to that Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable allocation method.

Repurchase Agreements – The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. A custody agreement in connection with the Master Repurchase Agreement defines eligible securities for collateral in relation to each repurchase agreement. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if the counter-party enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. At period end, all Funds had investments in repurchase agreements. The gross value and related collateral received for those investments are presented in each applicable Fund’s Schedule of Investments. The value of the related collateral received exceeded the value of the repurchase agreements as of the period end.

Master Agreements and Netting Arrangements – Certain Funds may participate in various repurchase agreements, such as, but not limited to Master Repurchase Agreements, which govern the terms of certain transactions with select counterparties (collectively “Master Agreements”). These Master Agreements generally include provisions for general obligations, agreements, representations, collateral and provisions for events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination or default event, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty.

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Notes to Financial Statements

As of October 31, 2019

Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. An election made by a counterparty to terminate a transaction early under a Master Agreement could have an adverse impact on a Fund’s financial statements. Master Agreements can also help limit counterparty risk by requiring collateral posting arrangements at pre-arranged exposure levels. Collateral under the Master Agreements is usually in the form of cash, U.S. Treasury or U.S. Government agency securities, but may include other types of securities. There can be no assurance that the Master Agreements will be successful in limiting credit or counterparty risk.

Securities Lending – The Trust has entered into a Securities Lending Agreement (“SLA”) with U.S. Bank National Association (the “Agent”). Under the terms of the SLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and letters of credit. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Mount Vernon”), as noted in the Funds’ Schedules of Investments. Mount Vernon seeks to maximize current income to the extent consistent with the preservation of capital and liquidity; and to maintain a stable NAV of $1.00. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The contractual maturity of repurchase agreements are on an overnight and continuous basis. Cash and cash equivalent collateral on securities lending transactions are on an overnight and continuous basis.

The following is a summary of each Funds’ securities lending agreements and related cash and non-cash collateral received as of October 31, 2019:

	Market Value of Securities on Loan	Cash Collateral Received
White Oak Select Growth Fund	$15,232,286	$15,825,244
Pin Oak Equity Fund	53,321,505	55,089,136
Rock Oak Core Growth Fund	1,842,664	1,905,262
River Oak Discovery Fund	3,776,122	3,768,858
Red Oak Technology Select Fund	107,846,861	110,852,364
Black Oak Emerging Technology Fund	11,321,798	11,353,374
Live Oak Health Sciences Fund	8,402,420	8,664,645

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid to shareholders on an annual basis, as applicable. Net realized capital gains on sales of securities, if any, are distributed to shareholders at least annually. Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax

59	Annual Report | October 31, 2019

Notes to Financial Statements

As of October 31, 2019

regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either accumulated earnings, or from paid-in capital, depending upon the type of book/tax differences that may exist.

3. FAIR VALUE MEASUREMENTS:

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Inputs may be observable and unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

The three-tier hierarchy is summarized as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date, including but not limited to:

Equity Securities – investments for which market quotations are readily available that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Investment Companies – investments in open-end registered investment companies which are valued at their closing NAV.

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities inactive markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability, including but not limited to:

Repurchase Agreements – investments in overnight tri-party repurchase agreements which are valued at par.

All Securities – quoted prices for similar securities, including matrix pricing; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; or, prices using other observable correlated market inputs.

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset and liability at the measurement date, including but not limited to:

All Securities – modeling or manual pricing based on the Adviser’s own assumptions in determining fair value of investments; or, the significant use of other unobservable or very stale inputs within fair valuation.

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Notes to Financial Statements

As of October 31, 2019

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
WHITE OAK SELECT GROWTH FUND
Common Stocks	$355,001,928	$—	$—	$355,001,928
Short Term Investments
Repurchase Agreements	—	1,538,193	—	1,538,193
Collateral for Securities Loaned*	—	—	—	15,825,244
Total	$355,001,928	$1,538,193	$—	$372,365,365

	Level 1	Level 2	Level 3	Total
PIN OAK EQUITY FUND
Common Stocks	$233,689,498	$—	$—	$233,689,498
Short Term Investments
Repurchase Agreements	—	1,551,454	—	1,551,454
Collateral for Securities Loaned*	—	—	—	55,089,136
Total	$233,689,498	$1,551,454	$—	$290,330,088

	Level 1	Level 2	Level 3	Total
ROCK OAK CORE GROWTH FUND
Common Stocks	$11,640,400	$—	$—	$11,640,400
Short Term Investments
Repurchase Agreement	—	263,362	—	263,362
Collateral for Securities Loaned*	—	—	—	1,905,262
Total	$11,640,400	$263,362	$—	$13,809,024

	Level 1	Level 2	Level 3	Total
RIVER OAK DISCOVERY FUND
Common Stocks	$12,200,849	$—	$—	$12,200,849
Short Term Investments
Money Market Funds	40	—	—	40
Repurchase Agreements	—	332,092	—	332,092
Collateral for Securities Loaned*	—	—	—	3,768,858
Total	$12,200,889	$332,092	$—	$16,301,839

61	Annual Report | October 31, 2019

Notes to Financial Statements

As of October 31, 2019

	Level 1	Level 2	Level 3	Total
RED OAK TECHNOLOGY SELECT FUND
Common Stocks	$635,594,601	$—	$—	$635,594,601
Short Term Investments
Repurchase Agreements	—	2,017,546	—	2,017,546
Collateral for Securities Loaned*	—	—	—	110,852,364
Total	$635,594,601	$2,017,546	$—	$748,464,511

	Level 1	Level 2	Level 3	Total
BLACK OAK EMERGING TECHNOLOGY FUND
Common Stocks	$35,777,321	$—	$—	$35,777,321
Short Term Investments
Money Market Funds	39,124	—	—	39,124
Repurchase Agreements	—	459,257	—	459,257
Collateral for Securities Loaned*	—	—	—	11,353,374
Total	$35,816,445	$459,257	$—	$47,629,076

	Level 1	Level 2	Level 3	Total
LIVE OAK HEALTH SCIENCES FUND
Common Stocks	$50,730,142	$—	$—	$50,730,142
Short Term Investments
Money Market Funds	5,078	—	—	5,078
Repurchase Agreements	—	881,303	—	881,303
Collateral for Securities Loaned*	—	—	—	8,664,645
Total	$50,735,220	$881,303	$—	$60,281,168

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

The above tables are presented by levels of disaggregation for each asset class. For detailed descriptions of the underlying industries, see the accompanying Schedules of Investments. There were no Level 3 securities held during the period.

4. FEES AND OTHER RELATED PARTY TRANSACTIONS:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.74% of the average daily net assets of each Fund, except for the River Oak Discovery Fund for which the Adviser receives 0.90% of the average daily net assets of the Fund. The Adviser has contractually agreed through February 29, 2020 to waive all or a portion of its fees (and to reimburse the Funds’ expenses if necessary) in order to limit Fund total operating expenses to not more than 1.25% of the average daily net assets of the White Oak Select

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Notes to Financial Statements

As of October 31, 2019

Growth Fund, Pin Oak Equity Fund and Rock Oak Core Growth Fund and 1.35% of the average daily net assets of the River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund.

The following table lists the contractual advisory fees and fee waivers that were in effect during the fiscal year ended October 31, 2019:

Advisory Fees as a Percentage of Average Net Assets
Fund	Annual Rate	Fee Waiver	Net Annual Rate
White Oak Select Growth Fund	0.74%		0.74%
Pin Oak Equity Fund	0.74%		0.74%
Rock Oak Core Growth Fund	0.74%	(0.13)%	0.61%
River Oak Discovery Fund	0.90%	(0.25)%	0.65%
Red Oak Technology Select Fund	0.74%		0.74%
Black Oak Emerging Technology Fund	0.74%		0.74%
Live Oak Health Sciences Fund	0.74%		0.74%

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Funds with administration, fund accounting and transfer agency services, including all regulatory reporting. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

Certain officers and trustees of the Trust are also officers of the Adviser, Ultimus and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers or trustees to the Trust.

5. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short–term investments, for the fiscal year ended October 31, 2019 were as follows:

Fund	Purchases	Sales
White Oak Select Growth Fund	$49,187,596	$32,922,254
Pin Oak Equity Fund	24,411,600	63,348,974
Rock Oak Core Growth Fund	2,449,690	9,859,480
River Oak Discovery Fund	1,685,958	2,592,942
Red Oak Technology Select Fund	72,073,222	55,539,199
Black Oak Emerging Technology Fund	8,519,694	10,377,573
Live Oak Health Sciences Fund	11,994,958	25,036,322

63	Annual Report | October 31, 2019

Notes to Financial Statements

As of October 31, 2019

6. FEDERAL INCOME TAXES AND TAX BASIS INFORMATION:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds has qualified and intends to continue to qualify as a separate “regulated investment company” under Sub–chapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of dividends from net investment income or distributions from net realized gains made during the year, and the timing may differ from the year that the income or realized gains (losses) were recorded by the Funds. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. These differences are primarily due to differences in the treatment of net operating losses and certain other investments.

Accordingly, the following permanent differences have been reclassified to/from the following accounts:

Fund	Accumulated Earnings	Paid-in Capital
White Oak Select Growth Fund	$(79,115)	$79,115
Rock Oak Core Growth Fund	(7,626)	7,626
River Oak Discovery Fund	20,778	(20,778)

The tax character of the distributions paid by the Funds for the fiscal year ended October 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total
White Oak Select Growth Fund	$1,929,925	$2,259,063	$4,188,988
Pin Oak Equity Fund	2,351,826	4,340,053	6,691,879
Rock Oak Core Growth Fund	2,601	100,470	103,071
River Oak Discovery Fund	—	1,745,948	1,745,948
Red Oak Technology Select Fund	4,856,601	20,580,391	25,436,992
Black Oak Emerging Technology Fund	—	3,465,522	3,465,522
Live Oak Health Sciences Fund	827,573	7,287,274	8,114,847

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Notes to Financial Statements

As of October 31, 2019

The tax character of the distributions paid by the Funds for the fiscal year ended October 31, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total
White Oak Select Growth Fund	$1,942,559	$17,426	$1,959,985
Pin Oak Equity Fund	1,241,110	2,690,009	3,931,119
Rock Oak Core Growth Fund	5,990	521,838	527,828
River Oak Discovery Fund	—	757,851	757,851
Red Oak Technology Select Fund	3,856,358	28,103,070	31,959,428
Black Oak Emerging Technology Fund	—	2,734,659	2,734,659
Live Oak Health Sciences Fund	318,235	3,685,902	4,004,137

As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Net Investment Income	Accumulated Capital Gain (Loss)	Unrealized Appreciation/ (Depreciation)	Cumulative Effect of Timing Differences	Total
White Oak Select Growth Fund	$2,396,916	$3,125,123	$122,509,089	$—	$128,031,128
Pin Oak Equity Fund	1,494,026	4,689,386	70,824,025	—	77,007,437
Rock Oak Core Growth Fund	—	322,561	3,068,915	(26,047)	3,365,429
River Oak Discovery Fund	—	499,421	3,121,185	(89,243)	3,531,363
Red Oak Technology Select Fund	419,296	13,971,308	244,146,081	—	258,536,685
Black Oak Emerging Technology Fund	—	2,132,572	14,990,931	(244,474)	16,879,029
Live Oak Health Sciences Fund	150,086	—	14,099,403	(461,734)	13,787,755

As of October 31, 2019, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales, return of capital adjustments and partnership basis adjustments.

As of October 31, 2019, the Live Oak Health Sciences Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $461,734.

The Rock Oak Core Growth Fund, River Oak Discovery Fund and Black Oak Emerging Technology Fund elected to defer to the year ending October 31, 2020, late year ordinary losses in the amount of $26,047, $89,243 and $244,474, respectively.

65	Annual Report | October 31, 2019

Notes to Financial Statements

As of October 31, 2019

At October 31, 2019, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds is as follows:

Fund	Federal Tax Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
White Oak Select Growth Fund	$249,856,276	$128,758,535	$(6,249,446)	$122,509,089
Pin Oak Equity Fund	219,506,063	72,227,252	(1,403,227)	70,824,025
Rock Oak Core Growth Fund	10,740,109	3,273,105	(204,190)	3,068,915
River Oak Discovery Fund	13,180,654	3,386,303	(265,118)	3,121,185
Red Oak Technology Select Fund	504,318,430	250,648,120	(6,502,039)	244,146,081
Black Oak Emerging Technology Fund	32,638,145	15,206,719	(215,788)	14,990,931
Live Oak Health Sciences Fund	46,181,765	14,993,576	(894,173)	14,099,403

Management evaluates the Funds’ tax positions to determine if the taken tax positions meet the minimum recognition threshold by measuring and recognizing tax liabilities in the Financial Statements. The threshold is established by accounting for uncertainties in income tax positions, taken or expected. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of and for the fiscal year ended October 31, 2019, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years (current and prior three tax years) for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATION OF CREDIT RISK AND OWNERSHIP:

The Red Oak Technology Select Fund and the Black Oak Emerging Technology Fund invest a substantial portion of their assets in securities in the information technology sector. The Live Oak Health Sciences Fund invests a substantial portion of its assets in securities in the health care, medicine and life sciences industries. Therefore, each of these Funds may be more affected by economic developments in those sectors than a general equity fund would be.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however based on experience, the risk of loss from such claims is considered remote.

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of October 31, 2019, the James D. Oelschlager Trust owned 35.72% of the River Oak Discovery Fund.

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Notes to Financial Statements

As of October 31, 2019

8. TRUSTEE AND OFFICERS FEES:

As of October 31, 2019, there were six Trustees, four of whom are not “interested persons” (within the meaning of the 1940 Act) of the Trust (the “Independent Trustees”). Each Independent Trustee receives a retainer at an annual rate of $30,000 per year. Each Independent Trustee is also paid a fee of $3,500 for each meeting of the Board of Trustees attended or participated in person, and/or is also paid $1,000 per attendance at each telephonic board meeting, as applicable. Each Independent Trustee is paid $4,000 per telephonic or in-person meeting at which they receive and review preliminary materials provided in connection with the annual continuation of the advisory agreement in accordance with Section 15(c) of the 1940 Act. The chairperson of the Audit Committee receives an additional retainer of $1,000 per calendar quarter during which an Audit Committee Meeting is held and the Lead Independent Trustee receives an additional retainer of $3,500 per calendar quarter.

The Independent Trustees who do not serve as chairpersons of the applicable Board committee are not paid an additional fee from the Trust for attendance at and/or participation in such meetings of the various committees of the Board. The Independent Trustees are also reimbursed for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust, although they may be reimbursed for meeting-related expenses.

9. INDEMNIFICATIONS:

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. SUBSEQUENT EVENTS:

Management has evaluated events or transactions from October 31, 2019, through the date these financial statements were issued, that would merit recognition or disclosure in the financial statements. There were no subsequent events to report that would have material impact in the Funds’ financial statements.

SHAREHOLDER MEETING RESULTS (Unaudited)

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. Management has evaluated subsequent events through the issuance of these financial statements and has noted the following events.

On October 3, 2019 as part of ongoing long-term succession planning, James D. Oelschlager and Vanita Oelschlager, the owners of Oak Associates, ltd. (the “Adviser”), announced that they had agreed to sell substantially all of their collective ownership interest in the Adviser to an ownership group (the “Ownership Group”) led by certain members of the Adviser’s management team (the “Transaction”). At an in-person meeting held on August 14, 2019 (the “Board Meeting”), in anticipation of the Transaction, the Board of Trustees of the Oak Associates Funds (the “Trust”) approved a new advisory agreement between the Trust, on behalf of White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak

67	Annual Report | October 31, 2019

Notes to Financial Statements

As of October 31, 2019

Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund (each a “Fund” and collectively the “Funds”) and the Adviser (the “New Advisory Agreement”). At a Special Meeting of Shareholders held on December 10, 2019, shareholders approved the New Advisory Agreement for White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund. The meeting was adjourned to allow for the solicitation of additional votes with respect to Red Oak Technology Select Fund. On December 17, 2019, a Special Meeting of Shareholders was held at which the shareholders of the Red Oak Technology Select Fund voted in favor of the proposal to approve the New Advisory Agreement.

On December 10, 2019, a Special Meeting of Shareholders (the “Meeting”) of the Funds was held for the purpose of voting on one proposal: 1. To approve a new investment advisory agreement between the Trust, on behalf of the funds, and the Adviser. The meeting was adjourned to allow for the solicitation of additional votes with respect to the Red Oak Technology Select Fund. The following reflects the votes at the Meeting.

Fund	Shares Voted In Favor	Shares Voted Against/ Withheld or Abstentions	Proposal Approved
White Oak Select Growth Fund	1,540,989	351,326	Yes
Pin Oak Equity Fund	1,397,026	348,013	Yes
Rock Oak Core Growth Fund	461,744	57,019	Yes
River Oak Discovery Fund	660,627	92,755	Yes
Black Oak Emerging Technology Fund	3,726,043	566,984	Yes
Live Oak Health Sciences Fund	1,244,762	332,453	Yes

On December 17, 2019, a continuation of the Meeting was held on behalf of the Red Oak Technology Fund for the purpose of voting on one proposal: 1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser. The following reflects the votes at the Meeting.

Fund	Shares Voted In Favor	Shares Voted Against/ Withheld or Abstentions	Proposal Approved
Red Oak Technology Select Fund	8,644,295	2,220,885	Yes

The New Advisory Agreement becomes effective contingent upon completion of the Transaction, which is expected on or about December 31, 2019.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Oak Associates Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Oak Associates Funds comprising White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund (the “Funds”) as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2009.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 20, 2019

69	Annual Report | October 31, 2019

Additional Information

As of October 31, 2019 (Unaudited)

1. UNAUDITED TAX INFORMATION:

The White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund designate 100%, 100%, 100%, 0%, 100%, 0% and 100%, respectively, of the income dividends distributed between January 1, 2018 and December 31, 2018, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund designate 100%, 96%, 100%, 0%, 100%, 0% and 88%, respectively, of the ordinary income dividends distributed between January 1, 2018 and December 31, 2018, as qualifying for the corporate dividends received deduction.

In early 2019, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2018 via Form 1099. The Fund will notify shareholders in early 2020 of amounts paid to them by the Fund, if any, during the calendar year 2019.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund designated $2,259,063, $4,340,053, $100,470, $1,745,948, $20,580,391, $3,465,522 and $7,287,274 as long-term capital gain dividends, respectively.

2. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Funds at 1-888-462-5386; and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

3. QUARTERLY PORTFOLIO HOLDINGS

The Funds file its complete schedule of portfolio holdings monthly on Form N-PORT, with every third month made available to the public by the Commission 60 days after the end of the Funds’ fiscal quarter.

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Additional Information

As of October 31, 2019 (Unaudited)

TRUSTEES OF THE TRUST

Name & Age(1)	Position Held with Trust	Length of Time Served (Yrs.)(2)	Number of Portfolios in Fund Complex Overseen by Board Member(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Board Member(4)
J. John Canon (84)	Trustee	18	7	Retired. Member of Board, Proconex (process control equipment), 1985 – 2007; President and Chairman of the Board, Synergistic Partners, Inc. (technology for information management), 1975 – 1999.	None
James D. Oelschlager(5) (77)	Trustee, Chairman	18	7	Managing Member, President, CO-CIO (since October 9, 2014); CIO and Founder of Oak Associates, ltd. since 1985.	None
John G. Stimpson(5) (77)	Trustee	18	7	Retired since 1993. Board of Directors, Morgan Stanley Trust Company, 1988 – 1993; Director of International Equity Sales and Equity Sales Manager, Salomon Brothers (New York) from 1985 – 1993.	None
Pauline F. Ramig (79)	Trustee	11	7	Financial Planning Practitioner, Ramig Financial Planning since 1991.	None
Michael R. Shade (71)	Trustee	11	7	Attorney at Law; Partner, Shade & Shade since December, 1979.	None
David J. Gruber (56)	Trustee	1	7	Director of Risk Advisory Services, Holbrook & Manter (CPA firm) 2016 to present; President, DJG Financial Consulting, 2007 to 2016.	Trustee for Asset Management Fund (5 Funds); Monteagle Funds (6 Funds); and Cross Shore Discovery Fund 1 Fund)

71	Annual Report | October 31, 2019

Additional Information

As of October 31, 2019 (Unaudited)

[1]

Each Trustee may be contacted in writing to the Trustee c/o Oak Associates Funds, 3875 Embassy Parkway, Suite 250, Akron, OH 44333. Each Officer may be contacted in writing to the Officer c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45426.

[2]

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[3]

The “Oak Associates Funds Complex” consists of all series of the Trust for which Oak Associates, ltd. serves as investment adviser. As of October 31, 2019, the Oak Associates Funds Complex consisted of 7 Funds.

[4]

Directorships of companies are required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

[5]

Messrs. Oelschlager and Stimpson are considered “interested” persons of the Trust as that term is defined in the Investment Company Act of 1940. Mr. Oelschlager is interested by virtue of his controlling ownership interest in the Adviser. Mr. Stimpson is considered interested because of his family relationship with an employee of the Adviser.

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Additional Information

As of October 31, 2019 (Unaudited)

OFFICERS OF THE TRUST

Name & Age(1)	Position Held with Trust	Length of Time Served (Yrs.)	Number of Portfolios in Fund Complex Overseen by Board Member	Principal Occupation(s) During Past Five Years	Other Directorships Held
Charles A. Kiraly(2) (49)	President/ Chief Executive Officer	5	N/A	Director of Mutual Fund Operations at Oak Associates, ltd. since July 2014; Vice President and Senior Fund Administrator at PNC Capital Advisors, LLC from August 2006 to June 2014.	N/A
Margaret L. Ballinger(2) (66)	Chief Compliance Officer	4	N/A	Chief Compliance Officer since December 2014 and Chief Operating Officer since 1996 for Oak Associates, ltd. Co-founder of Oak Associates, ltd. In 1985.	N/A
Zachary P. Richmond (39)	Treasurer	1	N/A	Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC since February 2019	N/A
Maggie Bull (53)	Secretary	2	N/A	Senior Attorney, Ultimus Fund Solutions, LLC (June 2017 to present); Chief Compliance Officer and Legal Counsel, Meeder Funds, Meeder Investment Management (2011 – 2016).

[1]	Each Officer may be contacted in writing to the Officer c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

[2]	Mr. Kiraly and Ms. Ballinger are considered to be “affiliates” of the Adviser by virtue of their employment by the Adviser.

For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-462-5386 or on the Funds’ website at www.oakfunds.com.

73	Annual Report | October 31, 2019

OAK ASSOCIATES FUNDS

This Page Intentionally Left Blank

Oak Associates Funds

Privacy Policy

Oak Associates Funds recognizes and respects the privacy concerns of our shareholders. The Funds collect nonpublic personal information about you in the course of doing business and providing you with individualized service. “Nonpublic personal information” is personally identifiable financial information about you. We do not sell your personal information to anyone and we do not disclose it to anyone except as permitted or required by law or as described in this policy.

INFORMATION WE COLLECT

●	Information we receive from you on applications and other forms (such as your name, birth date, address and social security number);
●	Information about the transactions in your accounts;
●	Information about any bank account you use for transfers between your bank account and your Oak Associates accounts; and
●	Information we receive about you as a result of your inquiries by mail, email and telephone.

INFORMATION WE SHARE

Oak Associates Funds only discloses your nonpublic personal information as required or permitted by law. The Funds may disclose this information:

●	So that we may complete transactions you authorize or request; and
●

So that we may provide you with information about Oak Associates Funds products and services; we may disclose information to companies that provide services to us, such as transfer agents or printers and mailers that prepare and distribute materials to you.

INFORMATION SECURITY

Within Oak Associates Funds, access to your information is restricted to the individuals who need to know the information to service your account. Each Fund conducts its business through its trustees, officers and third party service providers, pursuant to agreements with the Fund. The Fund and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your information. In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with nonaffiliated third parties by that entity.

TO PROTECT YOUR PRIVACY

We recommend that you do not provide your account information or Oak Associates Funds user name or password to anyone. If you become aware of any suspicious activity relating to your account, please contact us immediately at 1-888-462-5386.

QUESTIONS

Should you have any questions regarding the Funds’ Privacy Policy, please call
1-888-462-5386

OAK ASSOCIATES FUNDS

By Mail
Oak Associates Funds
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

By Telephone 1-888-462-5386 Monday through Friday, 8:00 a.m. to 6:00 p.m. ET

On The Web www.oakfunds.com
Click on the My Oak Account section to take advantage of these features:

●    Trade Online

●     Access and Update Account Information

●     Go Paperless with eDelivery

●     View and download account history

●     Establish a systematic investment plan

The Trust files its complete schedule of portfolio holdings of each Fund monthly on Form N-PORT, with every third month made available to the public by the Commission sixty days after the end of the Funds’ fiscal quarter.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-462-5386; and (ii) on the Commission’s website at http://www.sec.gov.

This report has been prepared for Oak Associates Funds Shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Oak Associates Funds are distributed by Ultimus Fund Distributors, LLC

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is David Gruber, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2019: $84,000

Fiscal year ended 2018: $84,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2019: $0

Fiscal year ended 2018: $0

Fees for 2019 and 2018 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2019: $21,000

Fiscal year ended 2018: $21,000

Fees for 2019 and 2018 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2019: $0

Fiscal year ended 2018: $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Not Applicable.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by the applicable principal account for the two most recent fiscal years:

Fiscal year ended 2019: $0

Fiscal year ended 2018: $0

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Oak Associates Funds

By (Signature and Title)*		/s/ Charles A. Kiraly
Charles A. Kiraly, President

Date	12/30/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Charles A. Kiraly
Charles A. Kiraly, President and Principal Executive Officer

Date	12/30/2019

By (Signature and Title)*		/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Principal Financial Officer

Date	12/30/2019